Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MONTHLY OPERATING REPORT

Document
REQUIRED DOCUMENTS	Form No.	Attached	Explanation

Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1A	Yes	MOR 1-A includes explanation and list of bank accounts with book balance.

Schedule of Professional Fees Paid	MOR-1B	Yes	None paid during reporting period.

Copies of Bank Statements		No	See explanation on MOR-1A.

Cash Disbursements Journal		No	See summary of disbursements on MOR-1.

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	Yes

Copies of IRS Form 6123 or Payment Receipt	MOR-4A	Yes	MOR-4A includes verification of tax payments from 3rd party payroll processor.

Copies of Tax Returns Filed During Reporting Period	MOR-4B	Yes	List of tax returns filed. See MOR-4 for further explanation.

Summary of Unpaid Postpetition Debts	MOR-5	Yes

Listing of Aged Accounts Payable	MOR-5A	Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott M. Hurd	7/16/08
Signature of Authorized Individual	Date

Scott M. Hurd	7/16/08
Printed Name of Authorized Individual	Date

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Current Month (04/27/08 - 05/24/08) [1]				Cumulative Filing to Date
($000s)	Actual		Projected		Actual	Projected

Cash Receipts:

Sales Receipts	$157,021		$153,403		$157,021	$153,403
Other Receipts (i.e. Tenant Allow.)	2,123		513		2,123	513
Store Closure Proceeds	—		—		—	—
Total Receipts	159,145		153,915		159,145	153,915

Cash Disbursements:

Trade Payments:
A/P - Merchandise	14,759		94,869		14,759	94,869
Rollover A/P - Prepaid	—		—		—	—
A/P - LC’s & Trade Card	6,596		—		6,596	—
A/P - LAPP	—		—		—	—
Total Trade Payments	21,355		94,869		21,355	94,869

Operating Expenses:
Payroll, Payroll Taxes & Benefits	32,478		27,717		32,478	27,717
Rent Checks and Wires	3,197		1,877		3,197	1,877
Marketing	3,475		—		3,475	—
Capital Expenditures	—		—		—	—
Freight	7,362		—		7,362	—
Sales Tax Payable	10,984		7,761		10,984	7,761
Other (Import duties, Misc. CC fees)	10,812				10,812	—
Administrative & Selling Expenses	—		35,746	[2]	—	35,746
Total Operating Expenses	68,309		73,101		68,309	73,101

Non-Operating Expenses:
DIP & Revolver Interest & Fees	1,052		—		1,052	—
Other Interest Expense / (Income)	—		—		—	—
Total Non-Operating Expenses	1,052		—		1,052	—

Net Operating Cash Flow	68,429		(14,055)		68,429	(14,055)

Bankruptcy Expenses:
DIP Fees & Expenses	14,000		—		14,000	—
Deposits for Utilities	—		—		—	—
Professional Fees	1,911	[3]	17,545		1,911	17,545
Total Bankruptcy Expenses	15,911		17,545		15,911	17,545

Net Cash Flows	$52,518		$(31,600)		$52,518	$(31,600)

Draw / (Paydown) of DIP Facility	(62,979)		N/A		(62,979)	N/A

Net Change in Cash	$(10,461)				$(10,461)

Disbursements for Calculating U.S. Trustee Quarterly Fees

Total Disbursements for Calculating	$106,627

	Allocation	Fiscal	Quarter to
	Percentage [4]	Period	Date
Linens ’n Things Center, Inc.	12.2%	$13,052	$13,052
LNT Merchandising Company LLC	22.4%	23,854	23,854
LNT Services, Inc.	61.0%	65,041	65,041
LNT West, Inc.	2.0%	2,087	2,087
LNT, Inc.	2.4%	2,549	2,549
Linens ’n Things, Inc.	0.0%	36	36
LNT Virginia LLC	0.0%	8	8
LNT Leasing II LLC	0.0%	—	—
LNT Leasing III LLC	0.0%	—	—
Bloomington MN L.T., Inc.	0.0%	—	—
Citadel LNT LLC	0.0%	—	—
Vendor Finance LLC	0.0%	—	—
Linens Holding Co.	0.0%	—	—
		106,627	106,627

[1]

Includes the five-day period prior to the petition date (04/27/08 - 05/01/08). The Debtors do not track projected or actual cash receipts and disbursements on a daily basis. Therefore, the entire first week of the fiscal month is included on this schedule.

[2]	The Debtors’ projections group all Administrative & Selling Expenses into one category. This category includes the Marketing, Freight and Other categories from the Actual disbursements.
[3]

The Debtors paid the total $1.9 million in professional fees and retainers between 04/27/08 and the filing date. The Company did not make any disbursements for professional fees in the post petition period ending 05/24/08 as indicated on MOR 1-B.

[4]

The allocation percentage to the various Debtor entities represents the approximate percentage of the total disbursements made in the 90-day period preceding the petition date made by each debtor (see Statement of Financial Affairs 3-B for each Debtor). The calculation of the percentages is based on disbursements made to third parties and does not include transfers amongst the Debtors.

MOR-1

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-1A:  BANK RECONCILIATIONS

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after the month end.  Store bank accounts are not reconciled on a monthly basis.  These accounts are strictly depository accounts; neither checks nor wires are drafted from these accounts.  Balances in these accounts are swept into corporate accounts (which are reconciled as described above) on a daily basis.  The Company is developing a system to enable it to prepare timely reconciliations for the store bank accounts.  See the attached schedule for a listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
Controller
Linens ‘N Things

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-1A:  BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

I. Bank Accounts Classified as “Cash” on the Balance Sheet:

Bank of America	Linens N Things Inc,	…0382	$320,926
Citizens Bank	Linens N Things Inc,	…5636	180,840
Intrust Bank	Linens N Things Inc,	…1579	10,665
Univest (Pennview)	Linens N Things Inc,	…1641	31,360
Fifth Third	Linens N Things Inc,	…9498	296,452
Bank of the Cascades	Linens N Things Inc,	…2926	628,366
Bankcorp South	LNT Inc.	…2799	38,549
Bank of America	LNT Inc.	…3632	1,559,730
Chittenden Bank	LNT Inc.	…1837	15,943
First Interstate Bank	LNT Inc.	…6542	—
Huntington National Bank (Sky)	LNT Inc.	…7158	16,319
National City Bank, IL	LNT Inc.	…9258	494,470
National City Bank, OH	LNT Inc.	…0543	84,634
National City Bank, IN	LNT Inc.	…3604	62,495
National City Bank, MI	LNT Inc.	…5959	—
Regions Bank (Union Planters)	LNT Inc.	…4407	39,169
Regions Bank (AmSouth)	LNT Inc.	…0104	289,500
SunTrust	LNT Inc.	…2338	823,492
TD Banknorth N.A. (Banknorth)	LNT Inc.	…2769	53,081
TD Banknorth N.A. (BoNH)	LNT Inc.	…6681	221,700
US Bank, MO	LNT Inc.	…4286	464,733
Wachovia	LNT Inc.	…4746	4,770,196
Wheatland Bank	LNT Inc.	…0288	34,427
JP Morgan Chase	LNT West	…6720	1,358,598
Norwest Bank (Wells Fargo)	LNT West	…3860	4,065,507
Bank of New York	Bloomington	…8546	—
Bank of New York	LNT Leasing II LLC	…8562	—
Bank of New York	LNT Leasing III LLC	…4479	—
Bank of New York	Linens N Things Center	…8261	5,482,275
Bank of New York	Linens N Things Inc.	…0931	—
Bank of New York	LNT Inc.	…8538	—
Bank of New York	LNT West	…8619	—
Bank of New York	LNT Virginia LLC	…8570	—
Bank of New York	LNT Merchandising	…4460	—
Bank of New York	Citadel	…4568	6,275
Bank of New York	LNT Services	…3101	4,681,828
Wachovia	LNT Services	…8232	—
Wachovia	LNT Leasing II LLC	…8261	—
Wachovia	LNT Leasing III LLC	…8274	—
Wachovia	Center	…8216	2,338,614

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-1A:  BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

Wachovia	Linens N Things Inc.	…8229	—
Wachovia	LNT Inc.	…8245	—
Wachovia	LNT West	…8258	—
Wachovia	LNT Services	…2572	119,250
Solutran / Lake Region Bank	LNT Inc.	…4045	65,128
JPMorgan Chase	LNT Services	…5828	2,100
Bank of America	LNT Inc.	…8980	—
Bank of America	LNT Inc.	…9000	—
Bank of America	LNT Inc.	…9729	464,330
JPMorgan Chase	LNT Services	…5801	119,596
Evergreen Investments	LNT Services	…4761	238,169
Bank of New York	Linens N Things Center	…0307	—
Bank of New York	LNT Merchandising	…7842	—
			29,378,718
Adjustments:
Store Deposits Swept into Centralized Accounts			(6,352,186)
Cash on Hand at Stores			990,326
Lease and Tax Payments in Transit			(1,548,220)

Cash Balance per Balance Sheet			22,468,638

II. Bank Accounts Classified as Liabilities on Balance Sheet (Outstanding Checks)

Bank of New York	LNT Merchandising	…3296	(2,656,128)
Bank of New York	LNT Services	…3270	(4,986,485)
Bank of New York	LNT Services	…3288	(5,290,358)
			(12,932,971)

III. Net Book Balance			$9,535,667

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period	Amount		Check		Amount Paid		Year-to-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

None During Reporting Period [1]

[1]

The Debtors paid the $1.9 million in professional fees and retainers between 04/27/08 and the filing date. The Company did not make any disbursements for professional fees in the post petition period ending 05/24/08 as indicated on MOR 1-B.

MOR-1B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

	Postpetition
	Fiscal Period	Cumulative
	(05/02/08 - 05/24/08)	Filing to Date

Gross Revenues	$117,930,839	$117,930,839
Rebates and Returns	(299,825)	(299,825)
Cost of Goods Sold	(58,547,899)	(58,547,899)

Initial Mark On (IMO)	59,083,115	59,083,115

Markdowns	14,333,026	14,333,026
Gross Allowances	(2,072,823)	(2,072,823)
Deferred Allowances	(8,046,146)	(8,046,146)
Total Markdowns - Net	4,214,057	4,214,057

Merchant Margin	54,869,058	54,869,058

Supply Chain Expenses	(4,186,856)	(4,186,856)
Buying, Product Development, Shrink	(3,274,746)	(3,274,746)
Gross Profit	47,407,456	47,407,456

Store Payroll Expense	(14,478,085)	(14,478,085)
Other Store Selling Expenses (see attached schedule)	(4,103,858)	(4,103,858)
Total Selling Expense	(18,581,943)	(18,581,943)

Margin after Selling Expenses	28,825,513	28,825,513

Occupancy	(38,533,866)	(38,533,866)
Sales Promotions	(4,011,389)	(4,011,389)
Other Store Expenses (see attached schedule)	(318,132)	(318,132)
Store Closing Expense	—	—
Supervisory / Other	(858,454)	(858,454)
Total Store Expenses	(43,721,841)	(43,721,841)

Store Contribution	(14,896,328)	(14,896,328)

Administrative Salaries	(1,673,713)	(1,673,713)
Other Administrative Expenses (see attached schedule)	(1,940,956)	(1,940,956)
Other Income / (Expense)	312,636	312,636
Interest	(12,396,633)	(12,396,633)
Taxes	(225,968)	(225,968)
Total General & Administrative	(15,924,634)	(15,924,634)

Reorganization Items (see attached schedule)	(231,571)	(231,571)

Net Earnings	$(31,052,533)	$(31,052,533)

MOR-2

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-2: STATEMENT OF OPERATIONS - continuation sheet

	Postpetition
	Fiscal Period	Cumulative
Breakdown of “Other” Category	(05/02/08 - 05/24/08)	Filing to Date

Other Store Selling Expenses
- Payroll Taxes	$1,263,891	$1,263,891
- Employee Benefits	812,241	812,241
- Workers Compensation	595,806	595,806
- 401(K)	92,182	92,182
- Store Travel	31,453	31,453
- Management Development	58,782	58,782
- Store Supplies	688,066	688,066
- Third Party Commissions	(16,813)	(16,813)
- Store Bonus Cost	530,514	530,514
- Employee Referrals	18,131	18,131
- Relocations	29,605	29,605
	4,103,858	4,103,858

Other Store Expense
- Cash Over & Short	36,968	36,968
- Inventory Fees	6,979	6,979
- Security	76,702	76,702
- Bad Checks Expense	90,372	90,372
- Check Collection Fees, Net	10,103	10,103
- Credit & Check Auth Fee	146,513	146,513
- Telephone	173,556	173,556
- Postage	12,885	12,885
- Charge Card Discount, Net	305,173	305,173
- Bank Service Fees	135,928	135,928
- Employment Agency Fees	29,881	29,881
- Canadian License Fee & Miscellaneous	(706,928)	(706,928)
	318,132	318,132

Other Administrative Expenses
- Shareholder Reporting	4,564	4,564
- Employee Benefits	65,466	65,466
- Minimum Rent	157,917	157,917
- Outside Services	95,927	95,927
- Consulting	70,799	70,799
- Miscellaneous	(15,800)	(15,800)
- NJ Tax Rebate	(55,036)	(55,036)
- Gift Cards Sent To Guests	18,758	18,758
- Coffee Service	3,753	3,753
- Home Office Operating Costs	164,219	164,219
- Insurance	67,161	67,161
- Apollo & NRDC Management Fees	136,905	136,905
- Stock Option Expense	219,570	219,570
- Workers Comp	12,555	12,555
- 401(K)	82,142	82,142
- Audit Fees	126,000	126,000
- Directors & Registers Fees	121,166	121,166
- Charitable Contribution	41,038	41,038
- Merchandise Allocation	(473,372)	(473,372)
- Amort of DIP Costs	219,451	219,451
- Administrative Office Depreciation	196,481	196,481
- Other	681,292	681,292
	1,940,956	1,940,956

Other Reorganization Expenses
- Financing Costs	231,571	231,571
	231,571	231,571

MOR-2 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-3: BALANCE SHEET

	Current	Prepetition Balance
	Period	as of 5/1/08
Assets
Current Assets
Cash	$22,468,637	$26,512,240
Accounts Receivable (Net)	38,998,793	25,333,978
Inventory	664,036,507	696,841,386
Prepaid Expenses	13,679,592	41,949,381
Total Current Assets	739,183,529	790,636,985

Property & Equipment
Building	5,010,000	5,010,000
Furniture & Fixtures	292,277,603	292,277,444
Hardware	14,866,273	14,866,273
Leasehold Improvements	207,249,536	207,217,671
Land	1,030,400	1,030,400
Software	8,911,489	8,911,489
Less: Accumulated Depreciation	(219,787,173)	(214,507,584)
Total Property & Equipment	309,558,128	314,805,693

Other Assets
Identifiable Intangible	137,767,544	138,157,957
Goodwill	253,159,671	253,159,671
Other Noncurrent Assets (see attached)	39,707,699	36,700,672
Total Other Assets	430,634,914	428,018,300

Total Assets	1,479,376,571	1,533,460,978

Liabilities and Shareholders’ Equity
Liabilities Not Subject to Compromise
Current Liabilities
Merchandise Accounts Payable	19,016,209	94,584,929
Merchandise Accruals, Refunds & Allowances	(4,763,650)	(7,283,787)
Due To Customers	35,524,793 [1]	41,159,477
Salaries And Wages	7,969,677	11,564,444
Taxes (non Franchise and Income Tax)	18,521,311 [2]	14,990,551
Workers Compensation	386,762 [3]	2,093,201
Current Retirement Plans	97,250	56,148
Rent	—	—
General Liability Claims	250,941	1,330,306
Accrued Auto Claims and Uninsured Losses	8,514	346,074
Other Accrued Liabilities (see attached)	28,513,885	146,966,580
Total Current Liabilities	105,525,690	305,807,923

Long Term Liabilities
Long-Term Borrowings	300,135,273	1,032,387,823
Noncurrent Deferred Income	—	47,837,278
Other Liabilities (see attached)	338,540	80,099,764
Total Long Term Liabilities	300,473,813	1,160,324,865

Total Liabilities Not Subject to Compromise	405,999,503	1,466,132,788

Liabilities Subject to Compromise
L/T Senior Secured Note	668,914,007	—
Unsecured Claims	229,970,648	—
Priority Claims	(37,265)	—
Other Accruals and Reserves (see attached)	137,218,318	—
Total Liabilities Subject to Compromise	1,036,065,708	—

Total Liabilities	1,442,065,211	1,466,132,788

Shareholders’ Equity
Common Stock	130,130	130,130
Additional Paid-In Capital	600,698,709	600,479,139
Retained Earnings - Prepetition	(536,191,697)	(536,191,697)
Retained Earnings - Postpetition	(31,052,514)	—
Currency Gain/Loss	3,726,732	2,910,618
Net Shareholders’ Equity	37,311,360	67,328,190

Total Liabilities and Shareholders’ Equity	$1,479,376,571	$1,533,460,978

[1]

Includes prepetition gift card obligations and sales return reserves. Pursuant to Court order, the Debtors are continuing their gift card program, both issuing new gift cards postpetition and redeeming prepetition gift cards. The Debtors are also honoring customer returns of goods purchased prepetition. As such, these balances have not been reclassified to Liabilities Subject to Compromise.

[2]

Includes prepetition tax obligations. The Debtors have received Court authority to pay these prepetition obligations and are paying them timely. Therefore, the balances have not been reclassified to Liabilities Subject to Compromise.

[3]	Represents the increase in the Workers Compensation balance since the petition date. Pursuant to Court order, the Debtors are authorized to pay up to $10 million in prepetition amounts due.

MOR-3

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-3: BALANCE SHEET - continuation sheet

	Current	Prepetition Balance
	Period	as of 5/1/08
Assets
Other Noncurrent Assets
- Deferred Assets	$24,982,883	$36,036,084
- Utility Deposits	75,667	75,667
- Security Deposits	5,000	5,000
- CSV of Nationwide Life Insurance Policy on N. Axelrod	586,367	583,800
- Derivatives	33	121
	25,649,950	36,700,672
Liabilities and Owners’ Equity
Current Liabilities - Other Accrued Liabilities
- Equipment Rental	9,356	50,341
- Inventory Fees	6,979	—
- Miscellaneous Admin	478,338	1,192,096
- Store Operations	206,227	124,240
- Professional Fees	447,847	1,023,230
- Supplies	570,542	500
- Bad Checks Reserve	97,738	359,901
- Gift Cards	62,280	1,697
- Employee Legal Plan Benefit	2,151	551
- Rent	524,572	652,786
- Common Area Maintenance	57,612	487,214
- Landlord Insurance	195,562	2,503,460
- Real Estate Taxes	2,442,069	22,438,323
- Utilities	3,785,736	2,254,374
- Repairs & Maintenance	367,955	1,138,571
- Benefits	290,447	88,829
- Family Fund	417,524	411,290
- Credit Card Finance Charge	342,929	251,085
- Accrual for Leased Store Fixture Removal	3,625	803,600
- Payroll Garnishments	10,853	40,653
- Freight	1,986,522	4,996,461
- Logistics	1,087,096	270,938
- Advertising	1,351,471	2,921,512
- Accrued IBNR	—	2,104,000
- Accrued Vacation	—	1,837,791
- Starbridge	41,842	9,553
- Critical Illness	6,865	1,493
- Flex Spending	(62,885)	(53,183)
- Universal Life	43,221	10,641
- Management Information Systems	922,607	180,500
- Bank Fee Accrual	101,697	232,015
- Tax Consulting	10,200	6
- AP Expense	2,428,064	77,425,671
- Cash BONY O/S Checks	10,276,843	5,386,812
- Accrued Commitment Fees and LC Participation Fees	—	136,605
- Deferred Compensation	—	3,797
- 3rd Party Deferred Compensation	—	935,439
- Reserve Severance	—	325,516
- Accrued Fixed Assets	—	400,994
- Dental	—	6,000
- Restructuring Reserve	—	1,957,794
- State Income Tax Payable	—	264,287
- Federal Income Tax Payable	—	(723,836)
- FIN 48 Reserve	—	14,513,033
	28,513,885	146,966,580

MOR-3 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-3: BALANCE SHEET - continuation sheet

	Current	Prepetition Balance
	Period	as of 5/1/08
Long Term Liabilities - Other Liabilities
- Accrued Straight Lining Of Rent	338,540	21,363,955
- Unfavorable Leases - Amortized Balance	—	14,390,736
- Net Intercompany Canada	—	20,903,831
- L/T Liab - Work Cop Adj/Rcl	—	8,425,397
- L/T Liab - Gen Liab Adj/Rcl	—	4,542,197
- L/T Liab - Sub Tenant Sec Dep	—	16,667
- Landlord Allowance	—	7,729,388
- Landlord Allow. - Silverpoint	—	3,832,197
- Katz Commission	—	2,704,151
- Landlord Allowance	—	(1,340,413)
- Accum.Ll.Allow.Amort.-S.Point	—	(2,123,065)
- Accum.Katz Comm.Amort.	—	(345,277)
	338,540	80,099,764
Liabilities Subject to Compromise - Other Accruals and Reserves
- Chargeback Accrual	4,646,366	—
- PLCC Rebates	98,973	—
- Gift Card Rebates	221,055	—
- Cash Rebates-Incentive Claim	1,184,460	—
- Visa Gift Card Rebates	717,680	—
- Deferred PLCC Income	750,000	—
- Accrued Vacation	1,934,852	—
- Sales Tax Reserve	1,022,253	—
- Workers Compensation	10,518,598	—
- General Liability Claims	5,872,503	—
- Restructuring Reserve	1,933,481	—
- FIN 48 Reserve	14,513,033	—
- N/Cur Deferred Tax Liability	47,837,278	—
- Accrued Straight Lining of Rent	21,363,955	—
- Unfavorable Lease Amortization	14,230,675	—
- Landlord Allowance	7,729,388	—
- Landlord Allow. - Silverpoint	3,832,197	—
- Katz Commission	2,704,151	—
- Landlord Allowance	(1,389,192)	—
- Accum.LL.Allow.Amort.-S.Point	(2,143,151)	—
- Accum.Katz Comm.Amort.	(360,237)	—
	137,218,318	—
Adjustments to Owners’ Equity
- Net Earnings	(31,052,533)	N/A
- Net Earnings (Immaterial Variance)	19	N/A
- Increase in Contributed Capital from Stock Options Issued Prepetition	219,570	N/A
- Change in Currency Gain / Loss from Exchange Rates	816,114	N/A
	(30,016,830)	N/A

MOR-3 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-4: STATUS OF POSTPETITION TAXES [3]

			Amount
		Beginning	Withheld or	Amount	Date	Check No.	Ending Tax
		Tax Liability	Accrued	Paid[4]	Paid	or EFT	Liability

Federal
Withholding	[1]	$367,544	$1,641,702	$1,436,198	Various	Various	$573,048
FICA - Employee & Employer	[1]	977,803	2,546,301	2,408,700	Various	Various	1,115,404
Unemployment	[1]	55,346	25,193	10,804	Various	Various	69,735
Income		—	—	—	N/A	N/A	—
Other		—	—	—	N/A	N/A	—
Total Federal		1,400,693	4,213,196	3,855,702			1,758,187

State and Local
Withholding	[1]	126,837	192,320	189,506	Various	Various	129,651
Sales & Use / Excise	[1]	9,279,086	9,509,102	13,162,764	Various	Various	5,625,424
Unemployment	[1]	115,176	57,669	57,801	Various	Various	115,045
Real Property	[2]	—	3,208,001	765,932	Various	Various	2,442,069
Personal Property	[1]	10,649,942	525,072	26,186	Various	Various	11,148,827
Other	[1]	694,308	235,742	85,405	Various	Various	844,645
Total State and Local		20,865,349	13,727,905	14,287,593			20,305,661

Total Taxes		$22,266,042	$17,941,101	$18,143,295			$22,063,849

[1]      The Debtors have received permission from the Court to pay its prepetition tax obligations.  The beginning balances include the prepetition liability (except Real Property taxes - see footnote [2]).  The Debtors have paid all prepetition payroll and sales and use tax obligations in full.

[2]      The Debtors lease almost all of their properties and pay a majority of their real estate taxes to landlords rather than directly to taxing authorities.  The tax obligation listed above is therefore not an obligation to taxing authorities.

[3]      These balances will not tie directly to the balance sheet.  The balance sheet accounts includes offsetting receivable balances due from various taxing authorities.  This analysis only includes jurisdictions with payable balances.

[4]      Amounts Paid do not tie to MOR-1 because the disbursements captured on MOR-1 are for a the full fiscal month of May (beginning on 04/27/08), rather than only 05/02/08 through 05/24/08.  There are also certain differences related to the timing disbursements are captured in the cash flow projection model and the company’s general ledger.

TAX RETURNS FILED DURING THE REPORTING PERIOD

I attest that almost all sales and use tax returns have been filed in accordance with state / county / city requirements for the above referenced period and according to the Company’s tax payment schedule.  (See attached schedule - MOR-4A.)  Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.  The Debtors were late remitting payment to 11 jurisdictions due to problems with their accounts payable system.  These payments were due on May 20th and were not sent until May 30th.  See MOR-6, “Debtor Questionnaire,” for additional detail.

All payroll taxes and tax returns are paid through ADP, a third-party payroll processor.  ADP is responsible for withholding all tax amounts from employee wages and remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions.  The attached are confirmations that Linens ’N Things has remitted payroll tax obligations to ADP for each of the payroll runs during the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
Controller
Linens ’N Things

MOR-4

MOR-4A: Verification of Tax Payments from
Third Party Payroll Processor

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	05/07/08

INVOICE NO:	1162743–00
BR/CO:	73/L–1
BALANCE DUE:	$ 1,367,552.66 DR

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 05/08/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	05/09/08	21	572,414.04 DR	BATCH #05377
PAYROLL TOTAL				$572,414.04 DR
73/L–6	TAX	05/09/08	21	20,057.48 DR	BATCH #05388
PAYROLL TOTAL				$20,057.48 DR
73/L–2	TAX	05/09/08	21	743,225.57 DR	BATCH #05377
PAYROLL TOTAL				$743,225.57 DR
73/L–7	TAX	05/09/08	21	31,855.57 DR	BATCH #05388
PAYROLL TOTAL				$31,855.57 DR
SUB-TOTAL:				$1,367,552.66 DR

		INVOICE TOTAL		$1,367,552.66 DR

		BALANCE DUE		$1,367,552.66 DR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	05/07/08

INVOICE NO:	1162743–00
BR/CO:	73/L–1
BALANCE DUE:	$ 1,367,552.66 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592–6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	05/07/08
TIME:	03:01:19

Number of Pages: Including Cover Sheet :3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866–742–5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	05/07/08

INVOICE NO:	1162743-00
BR/CO:	73/L–1
BALANCE DUE:	$ 1,367,552.66 DR

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 05/08/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	05/09/08	21	572,414.04 DR	BATCH #05377
PAYROLL TOTAL				$572,414.04 DR
73/L–6	TAX	05/09/08	21	20,057.48 DR	BATCH #05388
PAYROLL TOTAL				$20,057.48 DR
73/L–2	TAX	05/09/08	21	743,225.57 DR	BATCH #05377
PAYROLL TOTAL				$743,225.57 DR
73/L–7	TAX	05/09/08	21	31,855.57 DR	BATCH #05388
PAYROLL TOTAL				$31,855.57 DR
SUB-TOTAL:				$1,367,552.66 DR

		INVOICE TOTAL		$1,367,552.66 DR

		BALANCE DUE		$1,367,552.66 DR

Liability	Taxes Debited	Federal Income Tax		175,646.46
Recap		Earned Income Credit Advances		.00
		Social Security - EE		132,933.23
		Social Security - ER		132,933.13
		Social Security Adj - EE		.00
		Medicare - EE		31,089.25
		Medicare - ER		31,089.20
		Medicare Adj - EE		.00
		Federal Unemployment Tax		7,312.73
		State Income Tax		49,570.92
		State Unemployment Insurance - EE		6.85
		State Unemployment/Disability Ins - ER		11,231.45
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		355.29
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		246.59
		School District Tax		0.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	572,414.04
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	12,464.45			Total Liability
		Total Amount Debited Form Your Account					584,878.49	584,878.49
	Bank Debits and	Checks			918,403.85			1,503,282.34
	Other Liability	Direct Deposit			781,526.58			2,284,808.92
		Adjustments/Prepay/Voids			2,065.87	-		2,282,743.05
	Taxes - Your	None This Payroll							Includes Adjustments that are
	Responsibility							2,282,743.05	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	5377	Period Ending :	05/03/2008	Week	19
	Recap	Company Code: L-1 :	Quarter Number:	2	Pay Date :	05/09/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/05/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		222,793.20
Recap		Earned Income Credit Advances		.00
		Social Security - EE		176,174.82
		Social Security - ER		176,174.60
		Social Security Adj - EE		.00
		Medicare - EE		41,202.12
		Medicare - ER		41,202.12
		Medicare Adj - EE		.00
		Federal Unemployment Tax		10,122.33
		State Income Tax		39,900.39
		State Unemployment Insurance - EE		.00
		State Unemployment/Disability Ins - ER		27,702.71
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		7,177.82
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		101.04
		Workers’ Benefit Fund Assessment - ER		101.04
		Local Income Tax		573.38
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	743,255.57
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	18,491.28		Total Liability
		Total Amount Debited Form Your Account				761,716.85	761,716.85
	Bank Debits and	Checks			1,355,405.65		2,117,122.50
	Other Liability	Direct Deposit			931,329.66		3,048,452.16
		Adjustments/Prepay/Voids			3,185.25		3,051,637.41
	Taxes - Your	None This Payroll						Includes Adjustments that are
	Responsibility						3,051,637.41	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	5377	Period Ending :	05/03/2008	Week	19
	Recap	Company Code: L-2	Quarter Number:	2	Pay Date :	05/09/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/05/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		5,891.56
Recap		Earned Income Credit Advances		.00
		Social Security - EE		4,610.91
		Social Security - ER		4,610.92
		Social Security Adj - EE		.00
		Medicare - EE		1,078.39
		Medicare - ER		1,078.33
		Medicare Adj - EE		.00
		Federal Unemployment Tax		296.68
		State Income Tax		1,035.48
		State Unemployment Insurance - EE		.00
		State Unemployment/Disability Ins - ER		819.36
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		383.20
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		16.34
		Workers’ Benefit Fund Assessment - ER		16.34
		Local Income Tax		.00
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	20,057.48
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	321.20		Total Liability
		Total Amount Debited Form Your Account				20,378.68	20,378.68
	Bank Debits and	Checks			33,987.31		54,365.99
	Other Liability	Direct Deposit			24,778.18		79,144.17
		Adjustments/Prepay/Voids			751.15		79,895.32
	Taxes - Your	None This Payroll						Includes Adjustments that are
	Responsibility						79,895.32	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	5388	Period Ending :	05/03/2008	Week	19
	Recap	Company Code: L-6	Quarter Number:	2	Pay Date :	05/09/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/05/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		8,799.24
Recap		Earned Income Credit Advances		.00
		Social Security - EE		7,247.82
		Social Security - ER		7,274.86
		Social Security Adj - EE		.00
		Medicare - EE		1,701.27
		Medicare - ER		1,701.38
		Medicare Adj - EE		.00
		Federal Unemployment Tax		473.37
		State Income Tax		1,798.54
		State Unemployment Insurance - EE		.00
		State Unemployment/Disability Ins - ER		1,893.49
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		938.60
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		.00
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	31,855.75
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	303.15		Total Liability
		Total Amount Debited Form Your Account				32,158.72	32,158.72
	Bank Debits and	Checks			65,129.25		97,287.97
	Other Liability	Direct Deposit			29,194.04		126,482.01
		Adjustments/Prepay/Voids			44.52		126,526.53
	Taxes - Your	None This Payroll						Includes Adjustments that are
	Responsibility						126,526.53	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	5388	Period Ending :	05/03/2008	Week	19
	Recap	Company Code: L-7	Quarter Number:	2	Pay Date :	05/09/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/05/2008

©1996 Automatic Data Processing, Inc.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	05/14/08

INVOICE NO:	1151198–01
BR/CO:	73/L–1
BALANCE DUE:	$ 1,717,961.62 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT IS DUE ON 05/15/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L–1	TAX	05/16/08	21	713,446.61 DR	NEW ITEM VER 01 BATCH #07516
PAYROLL TOTAL				$713,446.61 DR
73/L–2	TAX	05/16/08	21	216,246.79 DR	NEW ITEM VER 01 BATCH #07516
PAYROLL TOTAL				$216,246.79 DR
73/L&T	TAX	05/16/08	21	674,914.85 DR	NEW ITEM VER 01 BATCH #07516
PAYROLL TOTAL				$674,914.85 DR
73/L–3	TAX	05/16/08	21	71,798.60 DR	NEW ITEM VER 01 BATCH #07516
PAYROLL TOTAL				$71,798.60 DR
73/L–4	TAX	05/16/08	21	27,788.28 DR	NEW ITEM VER 01 BATCH #07516
PAYROLL TOTAL				$27,788.28 DR
73/L–5	TAX	05/16/08	21	13,634.53 DR	NEW ITEM VER 01 BATCH #07516
PAYROLL TOTAL				$13,634.53 DR
SUB–TOTAL:				$1,717,829.66 DR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	05/14/08

INVOICE NO:	1151198–01
BR/CO:	73/L–1
BALANCE DUE:	$ 1,717,961.62 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L–1		12/31/05	38	39.65 DR	TRC5426878V1
73/L–1		12/31/05	38	53.94 DR	TRC5426878V1
73/L–1		09/30/06	38	5.00 DR	TRC5426878V1
73/L–1		09/30/06	38	13.19 DR	TRC5426878V1
73/L–1	COLUMB, OH–CIT	12/31/07	42	13.36 DR	TRC5428333V1
73/L–1		12/31/07	53	6.67 DR	TRC5428333V1
73/L–1		12/31/07	53	0.15 DR	TRC5428333V1

SUB-TOTAL ADJ FOR TAX				$131.96 DR

		INVOICE TOTAL		$1,717,961.62 DR

		BALANCE DUE		$1,717,961.62 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

38

OUR RECORDS INDICATE THAT AN AMENDMENT WAS REQUESTED WHICH INCREASED THE TAX LIABILITY FOR THE ABOVE REFERENCED JURISDICTION(S). BECAUSE THE ASSOCIATED TAX FUNDS WERE DUE TO THE AGENCY AT THE TIME THE ADDITIONAL LIABILITY WAS INCURRED, THE AGENCY IS ASSESSING PENALTY AND/OR INTEREST IN THE ABOVE AMOUNT. COPIES OF CORRESPONDENCE PREPARED ON YOUR BEHALF TO THE AGENCY WILL BE FORWARDED TO YOU SHORTLY.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	05/14/08

INVOICE NO:	1151198–01
BR/CO:	73/L–1
BALANCE DUE:	$ 1,717,961.62 DR

REASON DESCRIPTION:

42

TAX MONIES ARE BEING COLLECTED FOR ADDITIONAL LOCAL INCOME TAX LIABILITY DUE. A VERIFICATION OF TAXABLE WAGES TO THE PERCENTAGE OF TAX WITHHELD HAS RESULTED IN A CHARGE TO YOUR ACCOUNT. PLEASE CONTACT YOUR CLIENT SERVICES REPRESENTATIVE TO CORRECT CODING OF INDIVIDUAL EMPLOYEES OR PAY TYPES.

53

IN RESPONSE TO AN AGENCY ASSESSMENT CONCERNING YOUR PAYROLL TAXES, A CHARGE TO YOUR ACCOUNT WILL BE MADE FOR INTEREST AND/OR PENALTY DUE IN THE AMOUNT INDICATED ABOVE. OUR RECORDS INDICATE THAT YOUR COMPANY HAD USE OF FUNDS THAT WERE DUE TO THE REFERENCED TAX AGENCY AT THE TIME THE TAX REPORT IN QUESTION WAS FILED. COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

Automatic Data Processing
Tax / Financial Services
400 Covina Blvd
San Dimas, California 91773 (909) 592–6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	05/14/08
TIME:	03:04:03

Number of Pages: Including Cover Sheet      :4

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866–742–5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Liability	Taxes Debited	Federal Income Tax		210,040.80
Recap		Earned Income Credit Advances		.00
		Social Security - EE		153,647.55
		Social Security - ER		153,647.62
		Social Security Adj - EE		.00
		Medicare - EE		35,933.89
		Medicare - ER		35,933.72
		Medicare Adj - EE		.00
		Federal Unemployment Tax		6,592.16
		State Income Tax		74,979.64
		State Unemployment Insurance - EE		2,226.96
		State Unemployment/Disability Ins - ER		30,301.02
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		357.12
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		7,786.13
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	713,446.61
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	15,275.30		Total Liability
		Total Amount Debited Form Your Account				728,721.91	728,721.91
	Bank Debits and	Checks			1,099,258.66		1,827,980.57
	Other Liability	Direct Deposit			621,592.80		2,649,573.37
		Adjustments/Prepay/Voids			262.79-		2,649,310.58
	Taxes - Your	State Disability insurance - EE			906.78			Includes Adjustments and Taxes
	Responsibility	Total Taxes Your Responsibility				906.78	2,650,217.36	that are your responsibility

	Statistical Summary	LINENS -N- THINGS	BATCH :	7516	Period Ending :	05/10/2008	Week	20
	Recap	Company Code: L-1	Quarter Number:	2	Pay Date :	05/16/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/12/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		61,568.61
Recap		Earned Income Credit Advances		.00
		Social Security - EE		47,531.79
		Social Security - ER		47,540.07
		Social Security Adj - EE		8.18
		Medicare - EE		11,116.09
		Medicare - ER		11,118.24
		Medicare Adj - EE		1.92
		Federal Unemployment Tax		2,640.77
		State Income Tax		25,893.41
		State Unemployment Insurance - EE		.00
		State Unemployment/Disability Ins - ER		8,494.74
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		28.64
		State Disability Insurance Adj - EE		1.06
		Workers’ Benefit Fund Assessment - EE		.14
		Workers’ Benefit Fund Assessment - ER		.14
		Local Income Tax		302.99
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	216,246.79
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	4,805.09		Total Liability
		Total Amount Debited Form Your Account				221,051.88	221,051.88
	Bank Debits and	Checks			312,657.75		533,709.63
	Other Liability	Direct Deposit			285,745.64		819,455.47
		Adjustments/Prepay/Voids			3,579.77		823,035.24
	Taxes - Your	None This Payroll						Includes Adjustments that are
	Responsibility						823,035.24	your responsibility

	Statistical Summary	LINENS -N- THINGS	BATCH :	7516	Period Ending :	05/10/2008	Week	20
	Recap	Company Code: L-2	Quarter Number:	2	Pay Date :	05/16/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/12/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		24,279.02
Recap		Earned Income Credit Advances		.00
		Social Security - EE		14,594.91
		Social Security - ER		14,595.04
		Social Security Adj - EE		.00
		Medicare - EE		3,525.61
		Medicare - ER		3,525.57
		Medicare Adj - EE		.00
		Federal Unemployment Tax		154.94
		State Income Tax		5,736.80
		State Unemployment Insurance - EE		843.00
		State Unemployment/Disability Ins - ER		4,517.36
		State Unemployment Insurance Adj - EE		.38-
		State Disability Insurance - EE		26.73
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		.00
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	71,798.60
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	5,419.61		Total Liability
		Total Amount Debited Form Your Account				77,218.21	77,218.21
	Bank Debits and	Checks			57,579.44		134,791.65
	Other Liability	Direct Deposit			115,747.13		250,538.78
		Adjustments/Prepay/Voids			2,094.25		252,633.03
	Taxes - Your	None This Payroll						Includes Adjustments that are
	Responsibility						252,633.03	your responsibility

	Statistical Summary	LINENS -N- THINGS	BATCH :	7516	Period Ending :	05/10/2008	Week	20
	Recap	Company Code: L-3	Quarter Number:	2	Pay Date :	05/16/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/12/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		8,715.42
Recap		Earned Income Credit Advances		.00
		Social Security - EE		7,044.42
		Social Security - ER		7,044.49
		Social Security Adj - EE		.00
		Medicare - EE		1,647.44
		Medicare - ER		1,647.50
		Medicare Adj - EE		.00
		Federal Unemployment Tax		210.12
		State Income Tax		429.00
		State Unemployment Insurance - EE		0.00
		State Unemployment/Disability Ins - ER		1,049.89
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		.00
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		.00
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	27,788.28
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	2,296.75		Total Liability
		Total Amount Debited Form Your Account				30,085.03	30,085.03
	Bank Debits and	Checks			39,768.49		69,853.52
	Other Liability	Direct Deposit			45,966.68		115,220.18
		Adjustments/Prepay/Voids			.00		115,220.18
	Taxes - Your	Local Income Tax			593.55			Includes Taxes that are your
	Responsibility	Total Taxes Your Responsibility				593.55	115,813.73	responsibility

	Statistical Summary	LINENS -N- THINGS	BATCH :	7516	Period Ending :	05/10/2008	Week	20
	Recap	Company Code: L-4	Quarter Number:	2	Pay Date :	05/16/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/12/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		5,998.53
Recap		Earned Income Credit Advances		.00
		Social Security - EE		2,909.43
		Social Security - ER		2,906.40
		Social Security Adj - EE		.00
		Medicare - EE		680.40
		Medicare - ER		680.42
		Medicare Adj - EE		.00
		Federal Unemployment Tax		.00
		State Income Tax		456.35
		State Unemployment Insurance - EE		.00
		State Unemployment/Disability Ins - ER		.00
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		.00
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		.00
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	13,634.53
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	154.96		Total Liability
		Total Amount Debited Form Your Account				13,789.49	13,789.49
	Bank Debits and	Checks			1,455.18		15,244.67
	Other Liability	Direct Deposit			30,466.78		45,711.45
		Adjustments/Prepay/Voids			.00		45,711.45
	Taxes - Your	Local Income Tax			253.17			Includes Taxes that are your
	Responsibility	Total Taxes Your Responsibility				253.17	45,964.62	responsibility

	Statistical Summary	LINENS -N- THINGS	BATCH :	7516	Period Ending :	05/10/2008	Week	20
	Recap	Company Code: L-5	Quarter Number:	2	Pay Date :	05/16/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/12/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		307,145.26
Recap		Earned Income Credit Advances		.00
		Social Security - EE		117,272.77
		Social Security - ER		110,994.31
		Social Security Adj - EE		6,278.43
		Medicare - EE		28,562.37
		Medicare - ER		28,562.37
		Medicare Adj - EE		.00
		Federal Unemployment Tax		83.04
		State Income Tax		71,648.20
		State Unemployment Insurance - EE		2,485.42
		State Unemployment/Disability Ins - ER		12,094.99
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		426.48
		State Disability Insurance Adj - EE		65.51
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		1,983.58
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	674,914.85
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	2,082.76		Total Liability
		Total Amount Debited Form Your Account				676,977.61	676,977.61
	Bank Debits and	Checks			76,248.62		753,224.23
	Other Liability	Direct Deposit			1,341,448.65		2,094,672.89
		Adjustments/Prepay/Voids			38,165.53		2,132,838.42
	Taxes - Your	State Disability Insurance - EE			4.80			Includes Adjustments and Taxes
	Responsibility	Total Taxes Your Responsibility				4.80	2,132,843.22	that are your responsibility

	Statistical Summary	LINENS -N- THINGS	BATCH :	7616	Period Ending :	05/10/2008	Week	20
	Recap	Company Code: L&T	Quarter Number:	2	Pay Date :	05/16/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/12/2008

©1996 Automatic Data Processing, Inc.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	05/21/08

INVOICE NO:	1478700-00
BR/CO:	73/L-1
BALANCE DUE:	$ 1,340,792.23 DR

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 05/22/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L-1	TAX	05/23/08	21	558,912.64 DR	BATCH #00672
PAYROLL TOTAL				$558,912.64 DR
73/L-6	TAX	05/23/08	21	19,548.49 DR	BATCH #00656
PAYROLL TOTAL				$19,548.49 DR
73/L-2	TAX	05/23/08	21	731,917.77 DR	BATCH #00644
PAYROLL TOTAL				$731,917.77 DR
73/L-7	TAX	05/23/08	21	30,413.33 DR	BATCH #00656
PAYROLL TOTAL				$30,413.33 DR
SUB-TOTAL:				$1,340,792.23 DR

		INVOICE TOTAL		$1,340,792.23 DR

		BALANCE DUE		$1,340,792.23 DR

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	05/21/08
TIME:	03:02:42

Number of Pages: Including Cover Sheet : 3

URGENT !

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact this Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If your have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Liability	Taxes Debited	Federal Income Tax			170,490.85
Recap		Earned Income Credit Advances			.00
		Social Security - EE			130,611.95
		Social Security - ER			130,612.52
		Social Security Adj - EE			0.00
		Medicare - EE			30,546.16
		Medicare - ER			30,546.48
		Medicare Adj - EE			.00
		Federal Unemployment Tax			6,676.72
		State Income Tax			48,430.25
		State Unemployment Insurance - EE			.96
		State Unemployment/Disability Ins - ER			10,412.29
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			358.71
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			225.81
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	558,912.64
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	12,204.74			Total Liability
		Total Amount Debited Form Your Account						571,117.38	571,117.38
	Bank Debits and	Checks				900,542.27			1,471,659.65
	Other Liability	Direct Deposit				760,350.75			2,232,010.40
		Adjustments/Prepay/Voids				2,085.42	-		2,229,924.98
	Taxes - Your	State Disability Insurance - EE				.44				Includes Adjustments and Taxes
	Responsibility	Total Taxes Your Responsibility						.44	2,229,925.42	that are your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	0672	Period Ending :	05/17/2008	Week	21
	Recap	Company Code: L-1	Quarter Number:	2	Pay Date :	05/23/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/19/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited		Federal Income Tax		220,589.36
Recap			Earned Income Credit Advances		.00
			Social Security - EE		178,958.38
			Social Security - ER		178,958.63
			Social Security Adj - EE		.00
			Medicare - EE		40,684.02
			Medicare - ER		40,683.87
			Medicare Adj - EE		.00
			Federal Unemployment Tax		9,294.85
			State Income Tax		39,767.17
			State Unemployment Insurance - EE		.00
			State Unemployment/Disability Ins - ER		25,306.31
			State Unemployment Insurance Adj - EE		.00
			State Disability Insurance - EE		7,023.31
			State Disability Insurance Adj - EE		.00
			Workers’ Benefit Fund Assessment - EE		97.42
			Workers’ Benefit Fund Assessment - ER		97.42
			Local Income Tax		447.02
			School District Tax		.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	731,917.77
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	17,742.54		Total Liability
			Total Amount Debited Form Your Account				749,660.31	749,660.31
	Bank Debits and		Checks			1,313,441.15		2,063,101.46
	Other Liability		Direct Deposit			906,808.57		2,969,910.03
			Adjustments/Prepay/Voids			9,217.88		2,979,127.91
	Taxes - Your		None This Payroll						Includes Adjustments that are
	Responsibility							2,979,127.91	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	0644	Period Ending :	05/17/2008	Week	21
	Recap	Company Code: L-2	Quarter Number:	2	Pay Date :	05/23/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/19/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited		Federal Income Tax		5,800.65
Recap			Earned Income Credit Advances		.00
			Social Security - EE		4,540.98
			Social Security - ER		4,540.91
			Social Security Adj - EE		.00
			Medicare - EE		1,062.01
			Medicare - ER		1,061.99
			Medicare Adj - EE		.00
			Federal Unemployment Tax		241.23
			State Income Tax		1,279.00
			State Unemployment Insurance - EE		.00
			State Unemployment/Disability Ins - ER		669.57
			State Unemployment Insurance Adj - EE		.00
			State Disability Insurance - EE		319.91
			State Disability Insurance Adj - EE		.00
			Workers’ Benefit Fund Assessment - EE		16.12
			Workers’ Benefit Fund Assessment - ER		16.12
			Local Income Tax		.00
			School District Tax		.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	19,548.49
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	380.71		Total Liability
			Total Amount Debited Form Your Account				19,929.20	19,929.20
	Bank Debits and		Checks			31,129.23		51,068.43
	Other Liability		Direct Deposit			27,424.64		78,483.07
			Adjustments/Prepay/Voids			.00		78,483.07
	Taxes - Your		None This Payroll
	Responsibility							78,483.07

	Statistical Summary	LINENS -N- THINGS	Batch :	0656	Period Ending :	05/17/2008	Week	21
	Recap	Company Code: L-6	Quarter Number:	2	Pay Date :	05/23/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/19/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited		Federal Income Tax		8,428.60
Recap			Earned Income Credit Advances		.00
			Social Security - EE		7,036.56
			Social Security - ER		7,036.61
			Social Security Adj - EE		.00
			Medicare - EE		1,645.66
			Medicare - ER		1,645.66
			Medicare Adj - EE		.00
			Federal Unemployment Tax		395.21
			State Income Tax		1,796.26
			State Unemployment Insurance - EE		.00
			State Unemployment/Disability Ins - ER		1,580.86
			State Unemployment Insurance Adj - EE		.00
			State Disability Insurance - EE		907.89
			State Disability Insurance Adj - EE		.00
			Workers’ Benefit Fund Assessment - EE		.00
			Workers’ Benefit Fund Assessment - ER		.00
			Local Income Tax		.00
			School District Tax		.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	30,413.33
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	483.27		Total Liability
			Total Amount Debited Form Your Account				30,896.60	30,896.60
	Bank Debits and		Checks			61,141.91		92,037.91
	Other Liability		Direct Deposit			29,076.56		121,114.47
			Adjustments/Prepay/Voids			873.81		121,988.28
	Taxes - Your		None This Payroll						Includes Adjustments that are
	Responsibility							121,988.28	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	0656	Period Ending :	05/17/2008	Week	21
	Recap	Company Code: L-7	Quarter Number:	2	Pay Date :	05/23/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	05/19/2008

©1996 Automatic Data Processing, Inc.

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

Alabama	AL	Consumer Use Tax	05/20/08	05/19/08
Jefferson County	AL	Consumer Use Tax	05/20/08	05/19/08
Colorado	CO	Consumer Use Tax	05/20/08	05/19/08
Kansas	KS	Consumer Use Tax	05/20/08	05/14/08
Arkansas	AR	Excise Tax	05/20/08	05/14/08
Indiana	IN	Food & Beverage Tax	05/30/08	05/14/08
State of Ohio	OH	Franchise	05/12/08	05/09/08
City of Birmingham	AL	Lease Tax	05/20/08	05/09/08
Benton County Assessor	AR	Personal Property	05/31/08	05/20/08
Pulaski County Assessor	AR	Personal Property	05/31/08	05/20/08
Pulaski County Assessor	AR	Personal Property	05/31/08	05/20/08
Sebastian County Assessor	AR	Personal Property	05/31/08	05/20/08
Alameda County Assessor	CA	Personal Property	05/07/08	05/02/08
Alameda County Assessor	CA	Personal Property	05/07/08	05/02/08
Butte County Assessor	CA	Personal Property	05/07/08	05/02/08
Contra Costa County Assessor	CA	Personal Property	05/07/08	05/02/08
Contra Costa County Assessor	CA	Personal Property	05/07/08	05/02/08
Fresno County Assessor	CA	Personal Property	05/07/08	05/02/08
Kern County Assessor	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Los Angeles County Assessor (Headquarters)	CA	Personal Property	05/07/08	05/02/08
Merced County Assessor	CA	Personal Property	05/07/08	05/02/08
Orange County Assessor	CA	Personal Property	05/07/08	05/02/08
Orange County Assessor	CA	Personal Property	05/07/08	05/02/08
Orange County Assessor	CA	Personal Property	05/07/08	05/02/08
Orange County Assessor	CA	Personal Property	05/07/08	05/02/08
Orange County Assessor	CA	Personal Property	05/07/08	05/02/08
Orange County Assessor	CA	Personal Property	05/07/08	05/02/08
Orange County Assessor	CA	Personal Property	05/07/08	05/02/08
Placer County Assessor	CA	Personal Property	05/07/08	05/02/08
Riverside County Assessor	CA	Personal Property	05/07/08	05/02/08
Riverside County Assessor	CA	Personal Property	05/07/08	05/02/08
Riverside County Assessor	CA	Personal Property	05/07/08	05/02/08
Riverside County Assessor	CA	Personal Property	05/07/08	05/02/08
Riverside County Assessor	CA	Personal Property	05/07/08	05/02/08
Sacramento County Assessor	CA	Personal Property	05/07/08	05/02/08
Sacramento County Assessor	CA	Personal Property	05/07/08	05/02/08
Sacramento County Assessor	CA	Personal Property	05/07/08	05/02/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

Sacramento County Assessor	CA	Personal Property	05/07/08	05/02/08
Sacramento County Assessor	CA	Personal Property	05/07/08	05/02/08
San Bernardino County Assessor	CA	Personal Property	05/07/08	05/02/08
San Bernardino County Assessor	CA	Personal Property	05/07/08	05/02/08
San Bernardino County Assessor	CA	Personal Property	05/07/08	05/02/08
San Diego County Assessor	CA	Personal Property	05/07/08	05/02/08
San Diego County Assessor	CA	Personal Property	05/07/08	05/02/08
San Diego County Assessor	CA	Personal Property	05/07/08	05/02/08
San Diego County Assessor	CA	Personal Property	05/07/08	05/02/08
San Diego County Assessor	CA	Personal Property	05/07/08	05/02/08
San Joaquin County Assessor	CA	Personal Property	05/07/08	05/02/08
San Joaquin County Assessor	CA	Personal Property	05/07/08	05/02/08
San Luis Obispo County Assessor	CA	Personal Property	05/07/08	05/02/08
San Mateo County Assessor	CA	Personal Property	05/07/08	05/02/08
Santa Barbara County Assessor	CA	Personal Property	05/07/08	05/02/08
Santa Barbara County Assessor	CA	Personal Property	05/07/08	05/02/08
Santa Clara County Assessor	CA	Personal Property	05/07/08	05/02/08
Santa Clara County Assessor	CA	Personal Property	05/07/08	05/02/08
Santa Clara County Assessor	CA	Personal Property	05/07/08	05/02/08
Solano County Assessor	CA	Personal Property	05/07/08	05/02/08
Solano County Assessor	CA	Personal Property	05/07/08	05/02/08
Sonoma County Assessor	CA	Personal Property	05/07/08	05/02/08
Stanislaus County Assessor	CA	Personal Property	05/07/08	05/02/08
Ventura County Assessor	CA	Personal Property	05/07/08	05/02/08
Ventura County Assessor	CA	Personal Property	05/07/08	05/02/08
Ventura County Assessor	CA	Personal Property	05/07/08	05/02/08
Ventura County Assessor	CA	Personal Property	05/07/08	05/02/08
Clay Township Assessor (St. Joseph)	IN	Personal Property	05/15/08	05/06/08
Honey Creek Township Assessor (Vigo)	IN	Personal Property	05/15/08	05/06/08
Knight Township Assessor (Vanderburgh)	IN	Personal Property	05/15/08	05/06/08
Noblesville Township Assessor (Hamilton)	IN	Personal Property	05/15/08	05/06/08
Perry Township Assessor (Marion)	IN	Personal Property	05/15/08	05/06/08
Saint John Township Assessor (Lake)	IN	Personal Property	05/15/08	05/06/08
Washington Township (Marion)	IN	Personal Property	05/15/08	05/06/08
Washington Township Assessor (Allen)	IN	Personal Property	05/15/08	05/06/08
Washington Township Assessor (Hendricks)	IN	Personal Property	05/15/08	05/06/08
Boone County PVA	KY	Personal Property	05/15/08	05/06/08
Bullitt County PVA	KY	Personal Property	05/15/08	05/06/08
Fayette County PVA	KY	Personal Property	05/15/08	05/06/08
Jefferson County PVA	KY	Personal Property	05/15/08	05/06/08
McCracken County PVA	KY	Personal Property	05/15/08	05/06/08
Douglas County Assessor	NE	Personal Property	05/01/08	04/20/08
Douglas County Assessor	NE	Personal Property	05/01/08	04/25/08
Lancaster County Assessor	NE	Personal Property	05/01/08	04/25/08
City of Busin	AZ	Privilege Tax	05/20/08	05/20/08
City of Lakewood	CO	Public Improvement Fee	05/20/08	05/19/08
Virginia	VA	Retail Sales and Use Tax	05/20/08	05/16/08
Kansas	KS	Retailers Sales Tax	05/20/08	05/14/08
Colorado	CO	Retailers Use Tax	05/20/08	05/09/08
Alabama	AL	Sales and Use Tax	05/20/08	05/14/08
Alabama	AL	Sales and Use Tax	05/20/08	05/09/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

Alabama	AL	Sales and Use Tax	05/20/08	05/19/08
City & County Of Birmingham	AL	Sales and Use Tax	05/20/08	05/19/08
City of Hoober	AL	Sales and Use Tax	05/20/08	05/19/08
City of Hoober	AL	Sales and Use Tax	05/20/08	05/09/08
City of Huntisville	AL	Sales and Use Tax	05/20/08	05/19/08
City of Huntisville	AL	Sales and Use Tax	05/20/08	05/19/08
City of Huntisville	AL	Sales and Use Tax	05/20/08	05/09/08
City of Mobile	AL	Sales and Use Tax	05/20/08	05/19/08
City of Mobile	AL	Sales and Use Tax	05/20/08	05/19/08
City of Mobile	AL	Sales and Use Tax	05/20/08	05/09/08
City of Montgomery	AL	Sales and Use Tax	05/20/08	05/19/08
City of Montgomery	AL	Sales and Use Tax	05/20/08	05/19/08
City of Montgomery	AL	Sales and Use Tax	05/20/08	05/09/08
Jefferson County	AL	Sales and Use Tax	05/20/08	05/19/08
Jefferson County	AL	Sales and Use Tax	05/20/08	05/09/08
Jefferson County Education	AL	Sales and Use Tax	05/20/08	05/19/08
Jefferson County Education	AL	Sales and Use Tax	05/20/08	05/19/08
Jefferson County Education	AL	Sales and Use Tax	05/20/08	05/09/08
Lauderdale County & City of Florence	AL	Sales and Use Tax	05/20/08	05/19/08
Lauderdale County & City of Florence	AL	Sales and Use Tax	05/20/08	05/19/08
Lauderdale County & City of Florence	AL	Sales and Use Tax	05/20/08	05/09/08
Madison County	AL	Sales and Use Tax	05/20/08	05/19/08
Madison County	AL	Sales and Use Tax	05/20/08	05/19/08
Madison County	AL	Sales and Use Tax	05/20/08	05/09/08
Mobile County	AL	Sales and Use Tax	05/20/08	05/19/08
Mobile County	AL	Sales and Use Tax	05/20/08	05/19/08
Montgomery County	AL	Sales and Use Tax	05/20/08	05/19/08
Montgomery County	AL	Sales and Use Tax	05/20/08	05/19/08
Montgomery County	AL	Sales and Use Tax	05/20/08	05/09/08
Shelby County	AL	Sales and Use Tax	05/20/08	05/19/08
Shelby County	AL	Sales and Use Tax	05/20/08	05/19/08
Shelby County	AL	Sales and Use Tax	05/20/08	05/09/08
Arkansas	AR	Sales and Use Tax	05/20/08	05/09/08
Arkansas	AR	Sales and Use Tax	05/20/08	05/13/08
Arizona	AZ	Sales and Use Tax	05/20/08	05/20/08
Arizona	AZ	Sales and Use Tax	05/20/08	05/09/08
City of Chandler	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Chandler	AZ	Sales and Use Tax	05/20/08	05/09/08
City of Flagstaff	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Peoria	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Peoria	AZ	Sales and Use Tax	05/20/08	05/09/08
City of Phoenix	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Phoenix	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Phoenix	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Phoenix	AZ	Sales and Use Tax	05/20/08	05/09/08
City of Prescott	AZ	Sales and Use Tax	05/20/08	05/09/08
City of Prescott	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Scottsdale	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Scottsdale	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Scottsdale	AZ	Sales and Use Tax	05/20/08	05/09/08
City of Tempe	AZ	Sales and Use Tax	05/20/08	05/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

City of Tempe	AZ	Sales and Use Tax	05/20/08	05/20/08
City of Tucson	AZ	Sales and Use Tax	05/20/08	05/09/08
California	CA	Sales and Use Tax	05/20/08	05/09/08
California	CA	Sales and Use Tax	05/20/08	05/20/08
California	CA	Sales and Use Tax	05/20/08	05/20/08
California	CA	Sales and Use Tax	05/20/08	05/20/08
California	CA	Sales and Use Tax	05/20/08	05/20/08
Broomfield	CO	Sales and Use Tax	05/20/08	05/19/08
City & County of Denver	CO	Sales and Use Tax	05/20/08	05/09/08
City & County of Denver	CO	Sales and Use Tax	05/20/08	05/19/08
City of Aurora	CO	Sales and Use Tax	05/20/08	05/19/08
City of Aurora	CO	Sales and Use Tax	05/20/08	05/09/08
City of Colorado	CO	Sales and Use Tax	05/20/08	05/19/08
City of Durango	CO	Sales and Use Tax	05/20/08	05/19/08
City of Durango	CO	Sales and Use Tax	05/20/08	05/09/08
City of Fort Collins	CO	Sales and Use Tax	05/20/08	05/19/08
City of Lakewood	CO	Sales and Use Tax	05/20/08	05/19/08
City of Lakewood/Belmar	CO	Sales and Use Tax	05/20/08	05/19/08
City of Thornton	CO	Sales and Use Tax	05/20/08	05/19/08
City of Thornton	CO	Sales and Use Tax	05/20/08	05/09/08
City of Westminster	CO	Sales and Use Tax	05/20/08	05/19/08
Colorado	CO	Sales and Use Tax	05/20/08	05/19/08
Lone Tree	CO	Sales and Use Tax	05/20/08	05/19/08
Town of Castle Rock	CO	Sales and Use Tax	05/20/08	05/19/08
Connecticut	CT	Sales and Use Tax	05/20/08	05/09/08
Connecticut	CT	Sales and Use Tax	05/28/08	05/19/08
Connecticut	CT	Sales and Use Tax	05/30/08	05/19/08
District of Columbia	DC	Sales and Use Tax	05/20/08	05/13/08
District of Columbia	DC	Sales and Use Tax	05/20/08	05/13/08
District of Columbia	DC	Sales and Use Tax	05/20/08	05/09/08
Florida	FL	Sales and Use Tax	05/20/08	05/14/08
Florida	FL	Sales and Use Tax	05/20/08	05/09/08
Florida	FL	Sales and Use Tax	05/20/08	05/13/08
Florida	FL	Sales and Use Tax	05/20/08	05/14/08
Georgia	GA	Sales and Use Tax	05/20/08	05/14/08
Georgia	GA	Sales and Use Tax	05/20/08	05/14/08
Georgia	GA	Sales and Use Tax	05/20/08	05/09/08
Idaho	ID	Sales and Use Tax	05/20/08	05/14/08
Idaho	ID	Sales and Use Tax	05/20/08	05/09/08
Indiana	IN	Sales and Use Tax	05/20/08	05/14/08
Indiana	IN	Sales and Use Tax	05/20/08	05/14/08
Indiana	IN	Sales and Use Tax	05/20/08	05/09/08
Kansas	KS	Sales and Use Tax	05/20/08	05/09/08
Kentucky	KY	Sales and Use Tax	05/20/08	05/14/08
Kentucky	KY	Sales and Use Tax	05/20/08	05/14/08
Kentucky	KY	Sales and Use Tax	05/20/08	05/09/08
Caddo Shreveport	LA	Sales and Use Tax	05/20/08	05/16/08
Caddo Shreveport	LA	Sales and Use Tax	05/20/08	05/16/08
Caddo Shreveport	LA	Sales and Use Tax	05/20/08	05/09/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales and Use Tax	05/20/08	05/16/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales and Use Tax	05/20/08	05/16/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

City of Baton Rouge & East Baton Rouge Parish	LA	Sales and Use Tax	05/20/08	05/09/08
City of Lafayette	LA	Sales and Use Tax	05/20/08	05/09/08
Jefferson Parish	LA	Sales and Use Tax	05/20/08	05/09/08
Jefferson Parish	LA	Sales and Use Tax	05/20/08	05/16/08
Jefferson Parish	LA	Sales and Use Tax	05/20/08	05/16/08
Jefferson Parish	LA	Sales and Use Tax	05/20/08	05/16/08
Jefferson Parish	LA	Sales and Use Tax	05/20/08	05/16/08
Lafayette Parish School Board	LA	Sales and Use Tax	05/20/08	05/16/08
Lafayette Parish School Board	LA	Sales and Use Tax	05/20/08	05/16/08
Louisiana	LA	Sales and Use Tax	05/20/08	05/16/08
Louisiana	LA	Sales and Use Tax	05/20/08	05/16/08
Louisiana	LA	Sales and Use Tax	05/20/08	05/09/08
Parish of St. Tammany	LA	Sales and Use Tax	05/20/08	05/09/08
St. Tammany	LA	Sales and Use Tax	05/20/08	05/16/08
St. Tammany	LA	Sales and Use Tax	05/20/08	05/16/08
Massachusetts	MA	Sales and Use Tax	05/20/08	05/09/08
Massachusetts	MA	Sales and Use Tax	05/20/08	05/16/08
Maryland	MD	Sales and Use Tax	05/20/08	516/08
Maryland	MD	Sales and Use Tax	05/20/08	05/19/08
Maryland	MD	Sales and Use Tax	05/20/08	05/09/08
Maine	ME	Sales and Use Tax	05/15/08	05/14/08
Maine	ME	Sales and Use Tax	05/15/08	05/14/08
Michigan	MI	Sales and Use Tax	04/15/08	05/15/08
Michigan	MI	Sales and Use Tax	04/24/08	05/15/08
Michigan	MI	Sales and Use Tax	05/15/08	05/09/08
Michigan	MI	Sales and Use Tax	05/20/08	05/15/08
Minnesota	MN	Sales and Use Tax	05/20/08	05/09/08
39th St TDD / City of Independence	MO	Sales and Use Tax	05/30/08	05/19/08
Chesterfield Valley Transp Devlopm District	MO	Sales and Use Tax	05/20/08	05/19/08
City of Columbia	MO	Sales and Use Tax	05/20/08	05/19/08
Gravois Bluffs TDD / City of Fenton	MO	Sales and Use Tax	05/20/08	05/19/08
M150 & 135th St TDD	MO	Sales and Use Tax	05/20/08	05/19/08
Missouri	MO	Sales and Use Tax	05/20/08	05/19/08
Missouri	MO	Sales and Use Tax	05/20/08	05/19/08
Mississippi	MS	Sales and Use Tax	05/20/08	05/19/08
Mississippi	MS	Sales and Use Tax	05/20/08	05/09/08
Mississippi	MS	Sales and Use Tax	05/20/08	05/19/08
Mississippi	MS	Sales and Use Tax	05/20/08	05/19/08
North Carolina	NC	Sales and Use Tax	05/15/08	05/09/08
North Carolina	NC	Sales and Use Tax	05/20/08	05/16/08
North Carolina	NC	Sales and Use Tax	05/20/08	05/19/08
North Dakota	ND	Sales and Use Tax	05/30/08	05/19/08
Nebraska	NE	Sales and Use Tax	05/20/08	05/15/08
Nebraska	NE	Sales and Use Tax	05/20/08	05/09/08
New Jersey	NJ	Sales and Use Tax	05/20/08	05/15/08
New Jersey	NJ	Sales and Use Tax	05/20/08	05/15/08
New Jersey	NJ	Sales and Use Tax	05/20/08	05/15/08
New Jersey	NJ	Sales and Use Tax	05/20/08	05/09/08
New Mexico	NM	Sales and Use Tax	05/20/08	05/09/08
New Mexico	NM	Sales and Use Tax	05/25/08	05/15/08
Nevada	NV	Sales and Use Tax	05/20/08	05/19/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

Nevada	NV	Sales and Use Tax	05/20/08	05/09/08
New York	NY	Sales and Use Tax	05/20/08	05/15/08
New York	NY	Sales and Use Tax	05/20/08	05/09/08
OH State, County, & Transit	OH	Sales and Use Tax	05/20/08	05/09/08
Ohio	OH	Sales and Use Tax	05/20/08	04/15/08
Ohio	OH	Sales and Use Tax	05/20/08	05/01/08
Oklahoma	OK	Sales and Use Tax	05/15/08	05/09/08
Oklahoma	OK	Sales and Use Tax	05/15/08	05/14/08
Oklahoma	OK	Sales and Use Tax	05/20/08	05/16/08
Pennsylvania	PA	Sales and Use Tax	05/20/08	05/16/08
Pennsylvania	PA	Sales and Use Tax	05/20/08	05/16/08
Pennsylvania	PA	Sales and Use Tax	05/20/08	05/09/08
Rhode Island	RI	Sales and Use Tax	05/20/08	05/16/08
Rhode Island	RI	Sales and Use Tax	05/20/08	05/19/08
Rhode Island	RI	Sales and Use Tax	05/20/08	05/09/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/19/08
South Carolina	SC	Sales and Use Tax	05/20/08	05/09/08
South Dakota	SD	Sales and Use Tax	05/20/08	05/19/08
South Dakota	SD	Sales and Use Tax	05/20/08	05/09/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/19/08
Tennessee	TN	Sales and Use Tax	05/20/08	05/09/08
Texas	TX	Sales and Use Tax	05/20/08	05/16/08
Texas	TX	Sales and Use Tax	05/20/08	05/09/08
Utah	UT	Sales and Use Tax	05/20/08	05/20/08
Virginia	VA	Sales and Use Tax	05/20/08	05/19/08
Vermont	VT	Sales and Use Tax	05/20/08	05/19/08
Vermont	VT	Sales and Use Tax	05/20/08	05/19/08
Washington	WA	Sales and Use Tax	05/20/08	05/20/08
Washington	WA	Sales and Use Tax	05/20/08	05/09/08
Wisconsin	WI	Sales and Use Tax	05/20/08	05/16/08
West Virginia	WV	Sales and Use Tax	05/20/08	05/14/08
West Virginia	WV	Sales and Use Tax	05/20/08	05/14/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5: SUMMARY OF UNPAID POSTPETITION DEBTS[1]

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable-Merchandise[2]	$8,047,743	$—	$—	$—	$—	$8,047,743
Accounts Payable-Expense	2,428,064	—	—	—	—	2,428,064
Wages Payable	7,969,677	—	—	—	—	7,969,677
Taxes Payable	22,063,849	—	—	—	—	22,063,849
Rent / Leases - Building	—	—	—	—	—	—
Secured Debt	300,135,273	—	—	—	—	300,135,273
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders [3],[4],[5]	138,405	—	—	—	—	138,405
Other	—	—	—	—	—	—

Total Postpetition Debts	$340,783,010	$—	$—	$—	$—	$340,783,010

[1]   This schedule includes actual payables due and therefore excludes any accrual balances with the exception of Amounts Due Insiders (see footnote [5] below).

[2]   The Accounts Payable-Merchandise figure does not tie directly to the balance sheet.  The attached aging (MOR-5A) nets balances due from vendors against their Accounts Payable balances. The balance sheet shows the gross amount due as a liability with the offsetting receivable categorized in the asset section.

[3]   Wages payable to employees who are insider creditors are included in the Wages Payable line item.

[4]   Three members of the Audit Committee participated in a conference call during the month, each earning $500.

[5]   The Debtors are accruing approximately $166 thousand per month in management fees payable to Apollo Management V, L.P.  And NRDC pursuant to a management agreement.  During the fiscal month, the Debtors accrued $136,905 in these management fees.  The Debtors have not paid these fees since filing Chapter 11, and do not anticipate doing so in the near term.

MOR-5

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

		Number of Days Past Due
VENDOR	VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

18218	AEOLUS DOWN L/C	$111,027	$—	$—	$—	$—	$111,027
15338	ALL-CLAD METAL CRAFTERS	(55)	—	—	—	—	(55)
19228	AMCOR, INC.	(32,652)	—	—	—	—	(32,652)
19227	AMERICAN CENTURY HOME FABRICS INC.	6,156	—	—	—	—	6,156
17991	AMERICAN COVERS, INC.	46	—	—	—	—	46
8149	AMERICAN FIBER IND.	373,420	—	—	—	—	373,420
11552	AVANTI PRESS, INC.	(9,746)	—	—	—	—	(9,746)
19248	BARUCH COMPANY (THE)	224,833	—	—	—	—	224,833
550	BEACON LOOMS INC.	382,562	—	—	—	—	382,562
19019	BEAUTY UNLIMITED	(112)	—	—	—	—	(112)
16979	BEME INTERNATIONAL LLC	35,549	—	—	—	—	35,549
5819	BERKSHIRE BLANKET	(61)	—	—	—	—	(61)
610	BETTER SLEEP INC.	(28)	—	—	—	—	(28)
17789	BLACK & DECKER / I.LEHRHOFF & CO.	218,694	—	—	—	—	218,694
770	BRENTWOOD ORIGINALS	37,698	—	—	—	—	37,698
891	BY APPOINTMENT IMPORT	77,184	—	—	—	—	77,184
2408	CALPHALON CORP.	(8,101)	—	—	—	—	(8,101)
17490	COCA-COLA BOTTLING CO. OF NEW YORK	3,757	—	—	—	—	3,757
10641	CONAIR (DIRECT)	78,146	—	—	—	—	78,146
1608	CONAIR CORPORATION	409,286	—	—	—	—	409,286
18312	CONAIR CORPORATION - NON ELECTRICS	13,545	—	—	—	—	13,545
1550	CROSCILL INC.	512,453	—	—	—	—	512,453
2131	DASCO	4,931	—	—	—	—	4,931
18156	DYSON INCORPORATED	(1,815)	—	—	—	—	(1,815)
6665	ELLERY HOMESTYLES	223,140	—	—	—	—	223,140
4333	EPOCA INC	5,897	—	—	—	—	5,897
18715	EPOCH HOMETEX, INC.IMPORT	50,267	—	—	—	—	50,267
17015	EURO-PRO OPERATING LLC	(29,366)	—	—	—	—	(29,366)
19113	EVERGREEN ENTERPRISES	240	—	—	—	—	240
16922	EVERGREEN LABS. INC.	824	—	—	—	—	824
19324	EZ FINISHES, INC.	14,920	—	—	—	—	14,920
19294	FOOT FLUSH INTERNATIONAL, LLC	(1,014)	—	—	—	—	(1,014)
19161	FOR LIFE PRODUCTS,INC.	693	—	—	—	—	693
2173	FORESTON TRENDS	48,446	—	—	—	—	48,446
18896	FRANKLIN SPORTS, INC.	12,454	—	—	—	—	12,454
11447	GLENOIT CORPORATION	25,788	—	—	—	—	25,788
17626	GLJ,LLC	38,120	—	—	—	—	38,120
17601	GT MEDIA, INC.	52,742	—	—	—	—	52,742
18251	HARBOUR SOURCING INT’L LTD IMPORT	(1,863)	—	—	—	—	(1,863)
12951	HOMEDICS CORPORATION	127,196	—	—	—	—	127,196
19124	HOMEDICS, INC IMPORT	219,485	—	—	—	—	219,485
18866	HOMESTEAD INT’L GROUP/IMPORT	(9)	—	—	—	—	(9)
7555	HOPE COMPANY, THE	48,478	—	—	—	—	48,478
18331	HUNTER FAN COMPANY	(106)	—	—	—	—	(106)
18262	IDEAL PRODUCTS CO., LLC	(144)	—	—	—	—	(144)
19284	IGNITE USA LLC	25,839	—	—	—	—	25,839
3040	INTERCONTINENTAL ART INC.	49,520	—	—	—	—	49,520
3050	INTERDESIGN,INC.	(141)	—	—	—	—	(141)
17985	IROBOT	267,163	—	—	—	—	267,163
2349	J.A. HENCKELS	52,354	—	—	—	—	52,354
11083	JARDEN CONSUMER SOLUTIONS	(18)	—	—	—	—	(18)
2230	JAY FRANCO AND SONS INC.	44,747	—	—	—	—	44,747
3134	JOHN RITZENTHALER COMPANY	(16)	—	—	—	—	(16)
16134	KITCHEN AID PORTABLE APPLIANCES	(8,875)	—	—	—	—	(8,875)
476	KITCHEN ART INC.	30,588	—	—	—	—	30,588
19038	L.A.IMPRINTS	2,310	—	—	—	—	2,310
3480	LAMONT L/C	12,887	—	—	—	—	12,887
11041	LAPINE ASSOC,INC.-GARMIN	(840)	—	—	—	—	(840)
10767	LARIEN PRODUCTS	6,237	—	—	—	—	6,237
13080	LEIFHEIT INT’L USA INC.	(10,618)	—	—	—	—	(10,618)
2348	LIFETIME BRANDS INC.	(9)	—	—	—	—	(9)
3726	LIPPER INTERNATIONAL INC.IMPORT	12,905	—	—	—	—	12,905
18194	LIZ CLAIBORNE DIV.OF AMERICAN PACIF	(147)	—	—	—	—	(147)
3810	LOUISVILLE BEDDING	103,712	—	—	—	—	103,712
18020	M. BLOCK & SONS, INC.	359,643	—	—	—	—	359,643
2884	MAYTAG APPLIANCES	(2,649)	—	—	—	—	(2,649)
18543	MEDICI 888, LLC IMPORT	102,478	—	—	—	—	102,478
19170	MERCH SOURCE LLC	5,084	—	—	—	—	5,084
2442	MEYER CORP. U.S.	(9)	—	—	—	—	(9)
17639	MSA PRODUCTS, INC/IMPORT	(1,264)	—	—	—	—	(1,264)
18730	NATIONAL EXPRESS	2,700	—	—	—	—	2,700
18193	NAUTICA DIV.OF AMERICAN PACIFIC ENT	23,629	—	—	—	—	23,629
17676	NEW ADVANCED PRODUCTS INC.	26,450	—	—	—	—	26,450

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

		Number of Days Past Due
VENDOR	VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

11455	NEW VIEW/IMPORT	46,152	—	—	—	—	46,152
4564	NIFTY HOME PRODUCTS INC.	72,900	—	—	—	—	72,900
4552	NORDIC WARE	(23,230)	—	—	—	—	(23,230)
8743	ONEIDA LTD/IMPORT	169,042	—	—	—	—	169,042
61	OWEN MANUFACTURING	(9)	—	—	—	—	(9)
18463	OXO INTERNATIONAL, LTD.	344	—	—	—	—	344
4704	PACIFIC COAST FEATHER COMPANY	39,276	—	—	—	—	39,276
1012	PEKING HANDICRAFTS	94,740	—	—	—	—	94,740
19299	PINNACLE FRAMES & ACCENTS, INC.	(9)	—	—	—	—	(9)
4880	POLDER INC/IMPORT	22,583	—	—	—	—	22,583
10958	PROCTER AND GAMBLE DISTRIBUTING CO.	(4,574)	—	—	—	—	(4,574)
11869	RANGE KLEEN	4,845	—	—	—	—	4,845
13735	REGAL HOME COLLECTIONS INC.	(209)	—	—	—	—	(209)
5190	RICHLOOM HOME FASHIONS - IMPORT	76,234	—	—	—	—	76,234
6644	ROBINSON HOME PRODUCTS INC.	(41,777)	—	—	—	—	(41,777)
17637	SANDER SALES ENTERPRISES LTD.IMPORT	602,370	—	—	—	—	602,370
2658	SANGO	13,772	—	—	—	—	13,772
18823	SELECT MEDIA SERVICES, LLC	(602)	—	—	—	—	(602)
17573	SERVAAS LABORATORIES, INC.	(9)	—	—	—	—	(9)
17410	SG FOOTWEAR/THE MESSER GROUP	77,439	—	—	—	—	77,439
18865	SHEDRAIN CORPORATION	(32,880)	—	—	—	—	(32,880)
13898	SMART INVENTIONS	5,569	—	—	—	—	5,569
17057	SOLITUDES	(2,565)	—	—	—	—	(2,565)
492	SOURCE GLOBAL ENTERPRISES INC	0	—	—	—	—	0
2925	SPRINGS INDUSTRIES	262,746	—	—	—	—	262,746
5870	SUNHAM & CO (USA) INC-IMPORT	(13)	—	—	—	—	(13)
4185	TAYLOR ENVIRONMENTAL INSTRUMENTS LP	120,332	—	—	—	—	120,332
19303	TERSANO (INTERNATIONAL)SRL	(400)	—	—	—	—	(400)
17259	THANE DISTRIBUTION GROUP	33,480	—	—	—	—	33,480
15140	TRADE AM INTERNATIONAL, INC.	(159)	—	—	—	—	(159)
2478	TWEEZERMAN	8,214	—	—	—	—	8,214
3974	VALSPAR	72,176	—	—	—	—	72,176
19032	VELAMOUR	123	—	—	—	—	123
17596	VICTORIA CLASSICS IMPORT	80,668	—	—	—	—	80,668
18741	VICTORY LAND GROUP, INC. L/C	(71)	—	—	—	—	(71)
6640	WAMSUTTA DOMESTICS	1,345,943	—	—	—	—	1,345,943
11588	WARING (CONAIR)	93	—	—	—	—	93
5752	WESTPOINT HOME INC IMPORT	140,643	—	—	—	—	140,643
4600	WESTPOINT STEVENS	(77)	—	—	—	—	(77)
18737	WHOLE SPACE INDUSTRIES LTD	371,614	—	—	—	—	371,614
19359	WICKER BONANZA LTD. IMPORT	(35)	—	—	—	—	(35)
19304	WORLD GOURMET MARKETING, LLC	365	—	—	—	—	365
2480	WORLD KITCHEN INC.	110,686	—	—	—	—	110,686
17515	YANKEE CANDLE COMPANY	5,494	—	—	—	—	5,494
3506	ZAGAT SURVEY	(49)	—	—	—	—	(49)

TOTAL		$8,047,743	$—	$—	$—	$—	$8,047,743

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - EXPENSE

		Number of Days Past Due
VENDOR	VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

27	MANPOWER INC.	$713	$—	$—	$—	$—	$713
399	DMX MUSIC	22,440	—	—	—	—	22,440
525	CHECKPOINT (EAS)	27,874	—	—	—	—	27,874
1630	DRM WASTE MANAGEMENT, INC	170,131	—	—	—	—	170,131
1743	CORPORATE SAFE SPECIALISTS	506	—	—	—	—	506
2183	FRONTIER #371	201	—	—	—	—	201
2961	SOUTHWESTERN BELL #372	51	—	—	—	—	51
3171	SIMPLEX GRINNELL	998	—	—	—	—	998
3183	PACIFIC BELL # 503	2	—	—	—	—	2
3419	CROWN EQUIPMENT CORP.	818	—	—	—	—	818
3464	KAYSER'S DAIRY, INC.	935	—	—	—	—	935
3698	A & A STORAGE	100	—	—	—	—	100
4383	PALM BEACH COUNTY SHERIFFS OFF	5	—	—	—	—	5
4533	CCH INCORPORATED	4,126	—	—	—	—	4,126
5293	STATE OF NEW JERSEY	38,205	—	—	—	—	38,205
5872	MELINA BALBONI	303	—	—	—	—	303
6193	CINCINNATI BELL #422	541	—	—	—	—	541
6883	XEROX CORPORATION	2,299	—	—	—	—	2,299
8112	WINDSTREAM #438	674	—	—	—	—	674
8120	AMERICAN EXPRESS	76,630	—	—	—	—	76,630
8310	LPC INC.	244	—	—	—	—	244
8646	LOUIS WEIHRAUCH	390	—	—	—	—	390
10395	VERIZON	1,250	—	—	—	—	1,250
10683	VIRGINIA DEPT. OF TAXATION	4,868	—	—	—	—	4,868
10719	CHRISTINE ZISA	1,001	—	—	—	—	1,001
10858	McQUAY SERVICE	740	—	—	—	—	740
11693	RICHARD FLAHERTY	1,243	—	—	—	—	1,243
11930	LEE HECHT HARRISON LLC	1,100	—	—	—	—	1,100
11967	PATRICIA ISBELL	228	—	—	—	—	228
12020	GARDA CL ATLANTA	18,364	—	—	—	—	18,364
12050	SECRETARY OF STATE	160	—	—	—	—	160
12148	WILLIAMS SCOTSMAN, INC.	68	—	—	—	—	68
12426	ADT SECURITY SERVICES	4,906	—	—	—	—	4,906
12452	FRONTIER COMMUNICATIONS #453	437	—	—	—	—	437
12749	HARTE-HANKS DATA TECHNOLOGIES	13,445	—	—	—	—	13,445
13289	SECRETARY OF STATE	2,660	—	—	—	—	2,660
13311	CITY OF HUNTSVILLE	8,496	—	—	—	—	8,496
14126	ALEX MATE	2,914	—	—	—	—	2,914
14275	PARKING CONCEPTS INC.	218	—	—	—	—	218
14279	WINDSTREAM #566	442	—	—	—	—	442
14554	VERIZON #483	1,069	—	—	—	—	1,069
14601	PREMIER PARTNERS	3,173	—	—	—	—	3,173
14715	BELL SOUTH #521	162	—	—	—	—	162
14794	QWEST# 522	291	—	—	—	—	291
15215	NORTH CAROLINA D.O.R.	8,140	—	—	—	—	8,140
16094	SPRINT PCS #800	10,458	—	—	—	—	10,458
16439	G & K SERVICES	287	—	—	—	—	287
16542	CLERK OF THR CIRCUIT COURT	812	—	—	—	—	812
16635	AT&T #363	29	—	—	—	—	29
16709	AVAYA INC #930	312	—	—	—	—	312
16721	PRINCE GEORGE'S COUNTY POLICE	50	—	—	—	—	50
100108	PETER E. AMBROSE,INC.	3,273	—	—	—	—	3,273
100621	STANLEY CONVERGENT SECURITY	225	—	—	—	—	225
100688	JDA SOFTWARE SERVICES,INC	4,097	—	—	—	—	4,097
100722	DANKA OFFICE IMAGING COMPANY	295	—	—	—	—	295
101059	POSTMASTER CLIFTON	10,000	—	—	—	—	10,000
101118	REGAL STAMP & SIGN CO.INC	39	—	—	—	—	39
101147	FRONTIER TELEPHONE OF ROCH#403	305	—	—	—	—	305
101149	FRANCIS ROWAN	965	—	—	—	—	965
101186	AT&T #950	1,471	—	—	—	—	1,471
101217	HUGH J. SCULLIN	2,179	—	—	—	—	2,179
101391	METLIFE	236,299	—	—	—	—	236,299
102901	VERMONT DEPT OF REVENUE	21,140	—	—	—	—	21,140
103039	MOBILE COUNTY	1,900	—	—	—	—	1,900
103041	CITY OF HOOVER	5,532	—	—	—	—	5,532
103042	PARISH OF JEFFERSON TAX, HARRY	55,651	—	—	—	—	55,651
103044	CITY OF MOBILE	7,486	—	—	—	—	7,486
103736	FRONTIER #608	117	—	—	—	—	117
103739	FRONTIER #519	310	—	—	—	—	310
103927	NJ DIVISION OF FIRE SAFETY	1,083	—	—	—	—	1,083
103975	EMBARQ #598	306	—	—	—	—	306
104073	BASKINGERS	32	—	—	—	—	32
104571	AT&T #418	69	—	—	—	—	69

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - EXPENSE

		Number of Days Past Due
VENDOR	VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

104673	QWEST #557	56	—	—	—	—	56
104887	AT&T #950	92	—	—	—	—	92
105544	VERIZON	3,488	—	—	—	—	3,488
105574	COUNTY OF ERIE	580	—	—	—	—	580
105850	Q NET	(4,673)	—	—	—	—	(4,673)
106672	CONSOLIDATED COMMUNICATIONS	206	—	—	—	—	206
106752	MANNY MEDEIROS	521	—	—	—	—	521
106781	SHERI CARL	70	—	—	—	—	70
106838	CINCINNATI BELL #666	256	—	—	—	—	256
107135	FRONTIER #664	234	—	—	—	—	234
107330	ST.IVES INC AVANTI	16,450	—	—	—	—	16,450
107751	GRANDE COMMUNICATIONS #631	327	—	—	—	—	327
107918	QWEST #469	65	—	—	—	—	65
107968	AT&T #634	7	—	—	—	—	7
108072	CENTURYTEL #633	306	—	—	—	—	306
108387	INOVIS	4,553	—	—	—	—	4,553
108395	VURV TECHNOLOGY	891	—	—	—	—	891
108473	GE CAPITAL	979	—	—	—	—	979
108495	ALAN FULLER	96	—	—	—	—	96
108520	RYDER TRANSPORTATION SERVICES	327	—	—	—	—	327
109207	VERIZON #880	769	—	—	—	—	769
109247	CAMILLE BEATRICE	98	—	—	—	—	98
109392	ONE SOURCE #205	551	—	—	—	—	551
109611	CITY OF CHICO	61	—	—	—	—	61
109829	STONER BUNTING ADVERTISING	10,392	—	—	—	—	10,392
109903	DELAWARE RIVER LAND CO., LLC	13,572	—	—	—	—	13,572
109909	WINDSTREAM #990	2,290	—	—	—	—	2,290
109921	SUREWEST #122	296	—	—	—	—	296
109958	GAIL SLOCUM	101	—	—	—	—	101
110067	VERIZON #689	117	—	—	—	—	117
110382	VERIZON NORTHWEST #242	261	—	—	—	—	261
110406	METRO ALARM OFFICE	5	—	—	—	—	5
110461	MR. JOHN	23	—	—	—	—	23
110587	CINCINNATI BELL #666	1	—	—	—	—	1
110655	WINDSTREAM #990	2	—	—	—	—	2
110803	CITY OF TAMPA	120	—	—	—	—	120
110919	SECRETARY OF STATE	25	—	—	—	—	25
111087	ADT SECURITY SERVICES	1,162	—	—	—	—	1,162
111119	4R SYSTEMS, INC.	12,097	—	—	—	—	12,097
111241	THE WEEKS-LERMAN GROUP, LLC	1,920	—	—	—	—	1,920
111465	CINCINNATI BELL #189	440	—	—	—	—	440
111513	PERKAROMA	2,819	—	—	—	—	2,819
111532	EMBARQ #598DN	49	—	—	—	—	49
111684	XO COMMUNICATION #114	469	—	—	—	—	469
111748	COMPORIUM COMMUNICATIONS # 128	250	—	—	—	—	250
111808	LANGE'S LAWN SERVICE	1,534	—	—	—	—	1,534
111828	COMMONWEALTH COMMUNICATIONS	407	—	—	—	—	407
112016	SIGECOM #256	697	—	—	—	—	697
112132	AT&T #950	327	—	—	—	—	327
112189	VERIZON #880DN	54	—	—	—	—	54
112341	CONSOLIDATED COMMUNICATIONS	41	—	—	—	—	41
112367	EMBARQ #154	49	—	—	—	—	49
112412	AT&T #423	38	—	—	—	—	38
112463	VITAL NETWORK SERVICES	34,431	—	—	—	—	34,431
112490	WINDSTREAM #540DN	52	—	—	—	—	52
112505	WINDSTREAM #438DN	67	—	—	—	—	67
112535	CINCINNATI BELL #666DN	37	—	—	—	—	37
112537	FRONTIER #664DN	55	—	—	—	—	55
112612	BOBBY WADE	68	—	—	—	—	68
112626	CINCINNATI BELL #422DN	45	—	—	—	—	45
112683	VERIZON #800	2,401	—	—	—	—	2,401
112684	GRANDE COMMUNICATIONS #631DN	49	—	—	—	—	49
112688	FRONTIER #519DN	36	—	—	—	—	36
112731	DANIEL FRIEDMANN	83	—	—	—	—	83
112734	QWEST #522DN	60	—	—	—	—	60
112752	SUNGUARD AVAILABILITY SERV.LP	27,632	—	—	—	—	27,632
112817	FRONTIER #285	188	—	—	—	—	188
112843	WINDSTREAM #461	310	—	—	—	—	310
112893	SUREWEST #505DN	38	—	—	—	—	38
112958	WINDSTREAM #566DN	42	—	—	—	—	42
112985	AMERICAN EXPRESS INCENTIVE	5,650	—	—	—	—	5,650
113015	WINDSTREAM #471	44	—	—	—	—	44
113132	TALX CORPORATION	7,365	—	—	—	—	7,365

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - EXPENSE

		Number of Days Past Due
VENDOR	VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

113148	AMBROSI	87,702	—	—	—	—	87,702
113198	COMPORIUM #128DN	45	—	—	—	—	45
113287	WINDSTREAM #199	323	—	—	—	—	323
113297	WINDSTREAM #199DN	52	—	—	—	—	52
113366	AT&T #481	58	—	—	—	—	58
113374	WINDSTREAM #679DN	54	—	—	—	—	54
113375	WINDSTREAM #679	360	—	—	—	—	360
113554	WINDSTREAM #290DN	43	—	—	—	—	43
113555	WINDSTREAM #290	293	—	—	—	—	293
113597	VERIZON #483DN	39	—	—	—	—	39
113847	SMART BUSINESS ADVISORY AND	3,870	—	—	—	—	3,870
114020	ONE SOURCE COMMUNICATIONS#205	39	—	—	—	—	39
114387	CITY OF MONTGOMERY	70	—	—	—	—	70
114590	MARICOPA COUNTY	205	—	—	—	—	205
114656	CRYSTAL NAYLOR	280	—	—	—	—	280
114855	TOWN OF SUMMERVILLE	3,579	—	—	—	—	3,579
114926	SHARP BUSINESS SYSTEMS	389	—	—	—	—	389
115058	TDS TELECOM #677 DN	42	—	—	—	—	42
115060	TDS TELECOM #677	150	—	—	—	—	150
115412	DISH NETWORK	6	—	—	—	—	6
115685	INSERTS EAST INC.	288,272	—	—	—	—	288,272
115768	TIFFANY & CO.	929	—	—	—	—	929
115875	TRADECARD INC.	32,789	—	—	—	—	32,789
115935	GRANT HENSON	270	—	—	—	—	270
115990	ALTO FINANCIAL SERVICES	208	—	—	—	—	208
116048	BICSEC SECURITY INC.	240	—	—	—	—	240
116685	CPS PARKING GARAGE	1,002	—	—	—	—	1,002
116727	CITY OF NEWMAN	527	—	—	—	—	527
116788	VERIZON BUSINESS	29	—	—	—	—	29
116800	XEROX CORPORATION	12,859	—	—	—	—	12,859
116973	CITY OF LAREDO	30	—	—	—	—	30
116975	MELISSA LUDLAM	117	—	—	—	—	117
117123	CABLEVISION	106	—	—	—	—	106
117363	AT&T #1121	83	—	—	—	—	83
117480	ROCK TOM PROPERTIES, LLC	4,355	—	—	—	—	4,355
117483	THOMSON FINANCIAL CORPORATE	3,606	—	—	—	—	3,606
117737	PAUL BOISVERT	986	—	—	—	—	986
117839	INTERNATIONAL PAYPHONE CORP.	166	—	—	—	—	166
117936	VERIZON #483	42	—	—	—	—	42
118103	AT&T #589	73	—	—	—	—	73
118145	AT&T #329	39	—	—	—	—	39
118160	VERIZON #1115	97	—	—	—	—	97
118205	AT&T #1125	118	—	—	—	—	118
118257	AT&T #272	102	—	—	—	—	102
118269	BOARD OF COLLIER COUNTY COMM	100	—	—	—	—	100
118374	BLAIR MCCREA	357	—	—	—	—	357
118553	ADVANCED SECURITY INC	69	—	—	—	—	69
118565	THE NEWPORT GROUP	5,325	—	—	—	—	5,325
118691	CITY OF PHOENIX	15	—	—	—	—	15
118704	GIFT CARD PARTNERS	40,192	—	—	—	—	40,192
118751	CENTURYTEL #1160	448	—	—	—	—	448
118752	CENTURYTEL #1160DN	92	—	—	—	—	92
119193	VERIZON #880	58	—	—	—	—	58
119365	HARGRAY REMITTANCE #1163	256	—	—	—	—	256
119366	HARGRAY REMITTANCE #1163DN	49	—	—	—	—	49
119411	SYMETRA FINANCIAL	40,533	—	—	—	—	40,533
119437	CIRCUIT COURT FOR	812	—	—	—	—	812
119740	UNITED HEALTH CARE INSURANCE	116,600	—	—	—	—	116,600
119748	CITICORP LEASING, INC.	730	—	—	—	—	730
119749	FIDELITY SECURITY LIFE	13,414	—	—	—	—	13,414
119844	XEROGRAPHIC DOCUMENT SOLUTIONS	522	—	—	—	—	522
119891	CIGNA	39,260	—	—	—	—	39,260
119922	CHRIS ELDRIDGE	128	—	—	—	—	128
119950	CIGNA LIFE INS.CO.OF NEW YORK	4,907	—	—	—	—	4,907
119979	AT&T #609	18	—	—	—	—	18
120011	FUJITSU TRANSACTION SOLUTIONS	2,256	—	—	—	—	2,256
120037	CENTURY TEL #1186	131	—	—	—	—	131
120038	CENTURY TEL #1186DN	28	—	—	—	—	28
120081	VERIZON BUSINESS	2,876	—	—	—	—	2,876
120327	CITY OF COLUMBIA MISSOURI#1186	1,237	—	—	—	—	1,237
120454	VERIZON #800CONS	70	—	—	—	—	70
120564	QWEST #1161	252	—	—	—	—	252
120565	TECHNOLOGY RECOVERY GROUP	14,200	—	—	—	—	14,200

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - EXPENSE

		Number of Days Past Due
VENDOR	VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

120569	VERIZON BUSINESS	6,751	—	—	—	—	6,751
120779	EMBARQ #1202	74	—	—	—	—	74
120936	CITY OF EL PASO	23	—	—	—	—	23
121046	TEMPTATION VENDING L.L.C.	253	—	—	—	—	253
121177	US LAWNS OF GREENSBORO	692	—	—	—	—	692
121284	CONDE NAST (MODERN BRIDE CON.)	6,968	—	—	—	—	6,968
121441	WAUKESHA STORAGE, LLC	941	—	—	—	—	941
121590	AT&T #1141	52	—	—	—	—	52
121674	RACHEL MORSE	116	—	—	—	—	116
121763	MICROSOFT LICENSING, GP	2,766	—	—	—	—	2,766
121784	ARTHUR J. GALLAGHER RISK MAN.	22,500	—	—	—	—	22,500
121808	BEN MATHEWS	227	—	—	—	—	227
121829	TOWNSHIP OF EAST BRUNSWICK	40	—	—	—	—	40
121901	AON RISK SERVICES NORTHEAST	3,949	—	—	—	—	3,949
122046	ILONA NAGY	80	—	—	—	—	80
122119	AMY J. STARR	33	—	—	—	—	33
122142	AT&T #348	146	—	—	—	—	146
122165	MICHAEL LARKEY	460	—	—	—	—	460
122209	SARAH VOGEL	19	—	—	—	—	19
122393	MICROSOFT SERVICES	63,653	—	—	—	—	63,653
122433	UPS TRADE MANAGEMENT	8,000	—	—	—	—	8,000
122511	CITY OF POMPANO BEACH	200	—	—	—	—	200
122606	MARCPARC INC	2,323	—	—	—	—	2,323
122774	CITY OF EL SEGUNDO	315	—	—	—	—	315
122951	FRANCIS MCMENEMIE	185	—	—	—	—	185
122994	JOHNSON CONTROLS INC.	1,873	—	—	—	—	1,873
123156	SPRINT	439	—	—	—	—	439
123163	JENNIFER HETRICK	417	—	—	—	—	417
123236	MARIA MATTHEWS	16	—	—	—	—	16
123369	QWEST #479	52	—	—	—	—	52
123485	MICHAEL CRAVEY	110	—	—	—	—	110
123800	ZURICH NORTH AMERICA	67,804	—	—	—	—	67,804
123864	NRDC REAL ESTATE ADVISORY LLC	41,667	—	—	—	—	41,667
123865	APOLLO MANAGEMENT,LP	125,000	—	—	—	—	125,000
123894	MMCDD	1,379	—	—	—	—	1,379
124144	ERIN WARNER	77	—	—	—	—	77
124325	CPG KITTERY HOLDINGS, LLC	330	—	—	—	—	330
124373	BUDGET TRUCK RENTAL LLC	4,656	—	—	—	—	4,656
124452	LORETTA E. KNIGHT	812	—	—	—	—	812
124647	EMBARQ #576	265	—	—	—	—	265
124665	EXTRAMEASURES, LLC	344,180	—	—	—	—	344,180
124762	DIGITAL STORAGE SOLUTIONS INC.	2,000	—	—	—	—	2,000
125026	ATT&T #1224	57	—	—	—	—	57
125027	INLAND US MANAGEMENT, LLC	250	—	—	—	—	250
125040	QWEST #1234	250	—	—	—	—	250
125042	EMBARQ #1232DN	49	—	—	—	—	49
125049	ARIBA, INC.	9,341	—	—	—	—	9,341
125052	AT&T #1224	344	—	—	—	—	344
125059	MCI #1232	334	—	—	—	—	334
125091	VERIZON #930	21	—	—	—	—	21
125110	RYDER TRANSPORTATION SERVICES	4,418	—	—	—	—	4,418
125140	STANDARD PARKING	310	—	—	—	—	310
125186	VERIZON #1220 DN	6	—	—	—	—	6
125377	VERIZON NORTHWEST #242	39	—	—	—	—	39
125390	RICHARD REYES	5	—	—	—	—	5
125399	BRAVO BUILDING SERVICES, INC.	5,274	—	—	—	—	5,274
125407	JEROME LLOYD	130	—	—	—	—	130
125448	TANYA JELLISON	170	—	—	—	—	170
125539	A.A. DUCKETT, INC.	2,228	—	—	—	—	2,228
125550	SHEAKLEY UNISERVICE INC.	3,390	—	—	—	—	3,390
125561	VERIZON CABS	4,691	—	—	—	—	4,691
125646	AT&T #1240 DN	52	—	—	—	—	52
125767	QWEST #1233	189	—	—	—	—	189
125791	VERIZON SOUTHWEST #1238	292	—	—	—	—	292
125834	KRICKELT DUNN	58	—	—	—	—	58
125839	MCI COMM SERVICE #1233	15	—	—	—	—	15
125853	VERIZON #1236DN	8	—	—	—	—	8
125956	QWEST #1241	223	—	—	—	—	223
125960	VERIZON #1236	37	—	—	—	—	37
125978	JAMES ADAM	46	—	—	—	—	46
126060	CHERISE CORREALE	108	—	—	—	—	108
126069	MAYGEN BLESSMAN	26	—	—	—	—	26
126098	RYIN FRANCIS	390	—	—	—	—	390

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - EXPENSE

		Number of Days Past Due
VENDOR	VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

126172	VERIZON CALIFORNIA #1230DN	41	—	—	—	—	41
126181	JASHIMA BRICE	246	—	—	—	—	246
126193	WES BOONE	473	—	—	—	—	473
126228	LORA MARCHEWITZ	16	—	—	—	—	16
126246	AT & T MOBILITY	243	—	—	—	—	243
126268	SUSAN HAMILTON	21	—	—	—	—	21
126279	WAGE & WORKPLACE STANDARDS DIV	9,000	—	—	—	—	9,000
126285	ELLEN TRAVERS	166	—	—	—	—	166
126287	DAVID LORD	99	—	—	—	—	99
126288	ANGELA LACHAPELLE	11	—	—	—	—	11
126289	KATHLEEN KAUT	110	—	—	—	—	110
126290	CAMERON MCNAIR	43	—	—	—	—	43
126291	AJMAL MAQDOOR	33	—	—	—	—	33
126292	MARIA DELEON	18	—	—	—	—	18
999000053	Janette Jameson	412	—	—	—	—	412
999000059	Darren Helstowski	160	—	—	—	—	160
		$2,428,064	$—	$—	$—	$—	$2,428,064

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR-6: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount

Accounts Receivable Reconciliation
Total Accounts Receivable at the Beginning of the Reporting Period	$25,333,978
Plus: Amounts Billed During the Period	107,292,860
Less: Amounts Collected During the Period	(93,628,044)
Total Accounts Receivable at the End of the Reporting Period	$38,998,794

Accounts Receivable Aging
0 - 30 Days Old	$28,392,489
31 - 60 Days Old	2,251,812
61 - 90 Days Old	2,388,361
91+ Days Old	6,118,244
Total Accounts Receivable	39,150,906
Amounts Considered Uncollectible (bad debt)	(152,113)
Accounts Receivable (net)	$38,998,793

DEBTOR QUESTIONNAIRE

Question		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Have all postpetition tax returns been timely filed?		X
4.	Are workers compensation, general liability, and other necessary insurance overages in effect?	X
5.	Has any bank account been opened during the reporting period?		X

Explanations to Debtor Questionnaire:
1.	N/A
2.	N/A
3.

Unforeseen problems during the installation of an upgrade to the Debtors’ Account Payable system caused a delay in the processing of certain sales and use tax payments. The payments were due on May 20th and the checks were not sent until May 30th. See MOR-6A for a summary of the late payments.

4.	N/A
5.	N/A

MOR-6

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	05/24/08

MOR6-A: Attachment to Debtor Questionnaire

Summary of Late Sales and Use Tax Payments

Taxing Authority	State	Amount Due

Alabama D.O.R.	AL	$646
City Of Huntsville	AL	8,257
City Of Montgomery	AL	8,971
Madison County	AL	1
City Of Chandler	AZ	3,084
City Of Tucson	AZ	5,298
City Of Lakewood	CO	6,651
Kansas D.O.R.	KS	618
Parish Of Jefferson Tax	LA	54,733
City Of Columbia	MO	1,213
Vermont Dept Of Rev	VT	20,589

Total		$110,060

MOR-6A

CERTIFICATE OF SERVICE

I, Christopher M. Samis, hereby certify that on July 16, 2008, I caused copies of the foregoing Monthly Operating Report to be served on the attached service list in the manner indicated.

/s/ Christopher M. Samis
Christopher M. Samis (No. 4909)

CORE LIST

Via Hand Delivery:

William K. Harrington, Esq.

Office of the United States Trustee

844 North King Street, Suite 2207

Wilmington, DE 19801

Tel: 302-573-6538

Fax: 302-573-6497

william.k.harrington@usdoj.gov

Counsel to the Debtors

Mark D. Collins, Esq.

Michael J. Merchant, Esq.

Jason M. Madron, Esq.

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

Tel: 302-651-7700

Fax: 302-651-7701

collins@rlf.com

merchant@rlf.com

madron@rlf.com

Counsel to the DIP Agent, DIP Lenders,

Prepetition Agent and Prepetition Lenders

Kurt F. Gwynne, Esq.

Reed Smith LLP

1201 Market Street, Suite 1500

Wilmington, Delaware 19801

Tel: 302-778-7550

Fax: 302-778-7575

kgwynne@reedsmith.com

Counsel to the Ad Hoc Committee of

Secured Noteholders

Laura Davis Jones, Esq.

Timothy P. Cairns, Esq.

Pachulski Stang Ziehl & Jones LLP

919 North Market Street, 17th Floor

Wilmington, Delaware 19899

Tel: 302-652-4100

Fax: 302-652-4400

ljones@pszjlaw.com

tcairns@pszjlaw.com

Counsel to The Bank of New York as

Indenture Trustee

Derek C. Abbott, Esq.

Ann C. Cordo, Esq.

Morris Nichols Arsht & Tunnell LLP

1201 N. Market Street

Wilmington, DE 19801

Tel: 302-658-9200

Fax: 302-658-3989

dabbott@mnat.com

acordo@mnat.com

Counsel to the Official Committee of

Unsecured Creditors

Norman L. Pernick, Esq.

Cole, Schotz, Meisel, Forman & Leonard, P.A.

1000 N. West Street, Suite 1200

Wilmington, DE 19801

Tel: 302-295-4829

Fax: 302-652-3117

npernick@coleschotz.com

Via First Class Mail:

Special Corporate Counsel to the Debtors

Howard S. Beltzer, Esq.

Wendy S. Walker, Esq.

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, New York 10178

Tel: 212-309-6000

Fax: 212-309-6001

hbeltzer@morganlewis.com

wwalker@morganlewis.com

Counsel to the DIP Agent, DIP Lenders,

Prepetition Agent and Prepetition Lenders

Robert A. J. Barry, Esq.

Julia Frost-Davies, Esq.

Bingham McCutchen LLP

150 Federal Street

Boston, Massachusetts 02110

Tel: 617-951-8000

Fax: 617-951-8736

rajbarry@bingham.com

julia.frost-davies@bingham.com

Counsel to The Bank of New York as

Indenture Trustee

Mark I. Bane, Esq.

Anne H. Pak, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York, 10036

Tel: 212-596-9000

Fax: 212-596-9090

mark.bane@ropesgray.com

anne.pak@ropesgray.com

Counsel to the Ad Hoc Committee of

Secured Noteholders

David M. Friedman, Esq.

Adam L. Shiff, Esq.

Daniel A. Fliman, Esq.

Kasowitz, Benson, Torres & Friedman LLP

1633 Broadway

New York, New York 10019

Tel: 212-506-1700

Fax: 212-506-1800

dfriedman@kasowitz.com

ashiff@kasowitz.com

dfliman@kasowitz.com

Proposed Counsel to the Official Committee

of Unsecured Creditors

Scott L. Hazan, Esq.

Glenn B. Rice, Esq.

Otterbourg, Steindler, Houston & Rosen, P.C.

230 Park Avenue

New York, New York 10169-0075

Tel: 212-661-9100

Fax: 212-682-6104

shazan@oshr.com

grice@oshr.com

Counsel to the Official Committee of

Unsecured Creditors

Ilana Vokov, Esq.

Cole, Schotz, Meisel, Forman & Leonard, P.C.

Court Plaza North

25 Main Street

P.O. Box 800

Hackensack, NJ 07602-0800

Tel: 201-525-6269

Fax: 201-678-6269

ivolkov@coleschotz.com